    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 30, 1996


                                                            FILE NOS.:  33-35541
                                                                        811-6121

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           /X/


                        POST-EFFECTIVE AMENDMENT NO. 6                       /X/


                                     AND/OR

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

                               AMENDMENT NO. 7                               /X/

                               ------------------

                      DEAN WITTER PACIFIC GROWTH FUND INC.
                            (A MARYLAND CORPORATION)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                              SHELDON CURTIS, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                            DAVID M. BUTOWSKY, ESQ.
                             GORDON ALTMAN BUTOWSKY
                             WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036
                               ------------------

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Post-Effective Amendment becomes effective.


            IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
        ___ immediately upon filing pursuant to paragraph (b)
       _X_ on February 1, 1996 pursuant to paragraph (b)
       ___ 60 days after filing pursuant to paragraph (a)
       ___ on (date) pursuant to paragraph (a) of rule 485.



    THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO SECTION (A)(1) OF RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. PURSUANT TO SECTION (B)(2) OF RULE 24F-2, THE REGISTRANT FILED A RULE 24F-2 NOTICE FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1995, WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 1, 1995.



           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      DEAN WITTER PACIFIC GROWTH FUND INC.

                             CROSS-REFERENCE SHEET

                                   FORM N-1A

                 ITEM                                    CAPTION
--------------------------------------    --------------------------------------
PART A                                                  PROSPECTUS
 1.  .................................    Cover Page
 2.  .................................    Prospectus Summary
 3.  .................................    Financial Highlights
 4.  .................................    Investment Objective and Policies;
                                          Risk Considerations; The Fund and its
                                           Management, Cover Page; Investment
                                           Restrictions; Prospectus Summary;
                                           Financial Highlights
 5.  .................................    The Fund and Its Management; Back
                                          Cover; Investment Objective and
                                           Policies
 6.  .................................    Dividends, Distributions and Taxes;
                                          Additional Information
 7.  .................................    Purchase of Fund Shares; Shareholder
                                          Services; Prospectus Summary
 8.  .................................    Redemptions and Repurchases;
                                          Shareholder Services
 9.  .................................    Not Applicable

PART B                                     STATEMENT OF ADDITIONAL INFORMATION
10.  .................................    Cover Page
11.  .................................    Table of Contents
12.  .................................    The Fund and Its Management
13.  .................................    Investment Practices and Policies;
                                          Investment Restrictions; Portfolio
                                           Transactions and Brokerage
14.  .................................    The Fund and Its Management; Directors
                                          and Officers
15.  .................................    The Fund and Its Management; Directors
                                          and Officers
16.  .................................    The Fund and Its Management; The
                                          Distributor; Shareholder Services;
                                           Custodian and Transfer Agent;
                                           Independent Accountants
17.  .................................    Portfolio Transactions and Brokerage
18.  .................................    Description of Shares of the Fund
19.  .................................    The Distributor; Redemptions and
                                          Repurchases; Financial Statements;
                                           Shareholder Services
20.  .................................    Dividends, Distributions and Taxes;
                                          Financial Statements
21.  .................................    Not applicable
22.  .................................    Performance Information
23.  .................................    Experts; Financial Statements

PART C

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

              PROSPECTUS
FEBRUARY 1, 1996


              Dean Witter Pacific Growth Fund Inc. (the "Fund") is an open-end, diversified management investment company whose investment objective is to maximize the capital appreciation of its investments. The Fund seeks to achieve this objective by investing primarily in securities issued by issuers located in Asia, Australia and New Zealand.

               Shares of the Fund are continuously offered at net asset value without the imposition of a sales charge. However, redemptions and/or repurchases of shares are subject in most cases to a contingent deferred sales charge, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. (See "Redemptions and Repurchases--Contingent Deferred Sales Charge.") In addition, the Fund pays the Distributor a distribution fee pursuant to a Plan of Distribution at the annual rate of 1.0% of the lesser of the (i) average daily aggregate net sales or (ii) average daily net assets of the Fund. (See "Purchase of Fund Shares--Plan of Distribution.")


               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated February 1, 1996, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


     DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR

      TABLE OF CONTENTS


Prospectus Summary/2
Summary of Fund Expenses/3
Financial Highlights/4
The Fund and its Management/5
Investment Objective and Policies/5
  Risk Considerations/7
Investment Restrictions/13
Purchase of Fund Shares/14
Shareholder Services/17
Redemptions and Repurchases/19
Dividends, Distributions and Taxes/21
Performance Information/23
Additional Information/23


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


    Dean Witter Pacific
    Growth Fund Inc.
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


The                 The Fund is an open-end, diversified management investment company investing primarily in securities issued by
Fund                issuers located in Asia, Australia and New Zealand.
------------------------------------------------------------------------------------------------------------------------------------
Shares              Shares of common stock with $0.01 par value (see page 23).
Offered
------------------------------------------------------------------------------------------------------------------------------------
Offering            At net asset value without sales charge (see page 14). Shares redeemed within six years of purchase are subject
Price               to a contingent deferred sales charge under most circumstances (see page 19).
------------------------------------------------------------------------------------------------------------------------------------
Minimum             Minimum initial investment, $1,000 ($100 if the account is opened through EasyInvest-SM-); minimum subsequent
Purchase            investments, $100 (see page 14).
------------------------------------------------------------------------------------------------------------------------------------
Investment          The investment objective of the Fund is to maximize the capital appreciation of its investments (see page 5).
Objective
------------------------------------------------------------------------------------------------------------------------------------
Investment          Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund, and its wholly-owned
Manager and Sub-    subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and
Adviser             administrative capacities to ninety-five investment companies and other portfolios with assets of approximately
                    $79.5 billion at December 31, 1995. Morgan Grenfell Investment Services Limited has been retained by the
                    Investment Manager as Sub-Adviser to provide investment advice and manage the Fund's portfolio. Morgan Grenfell
                    Investment Services Limited currently serves as investment adviser for U.S. corporate and public employee plans, endowments, investment companies and foundations with assets of approximately $12.6 billion at December 31, 1995
                    (see page 5).
------------------------------------------------------------------------------------------------------------------------------------
Management          The Investment Manager receives a monthly fee from the Fund at the annual rate of 1.0% of daily net assets not
Fee                 exceeding $1 billion; and 0.95% of the daily net assets exceeding $1 billion. The Sub-Adviser receives a monthly fee from the Investment Manager equal to 40% of the Investment Manager's monthly fee (see page 5). Although the management fee is higher than that paid by most other investment companies, the fee reflects the specialized nature of the Fund's investment policies.
------------------------------------------------------------------------------------------------------------------------------------
Dividends and       Dividends from net investment income and distributions from net capital gains are paid at least once each year.
Distributions       Dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash (see page 21).
------------------------------------------------------------------------------------------------------------------------------------
Distributor         Dean Witter Distributors Inc. (the "Distributor"). The Distributor receives from the Fund a distribution fee accrued daily and payable monthly at the rate of 1.0% per annum of the lesser of (i) the Fund's average daily aggregate net sales or (ii) the Fund's average daily net assets. This fee compensates the Distributor for services provided in distributing shares of the Fund and for sales related expenses. The Distributor also receives the proceeds of any contingent deferred sales charges (see pages 14 and 19).
------------------------------------------------------------------------------------------------------------------------------------
Redemption--        At net asset value; redeemable involuntarily if total value of the account is less than $100 or, if the account
Contingent          was opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the
Deferred Sales      account. Although no commission or sales load is imposed upon the purchase of shares, a contingent deferred
Charge              sales charge (scaled down from 5% to 1%) is imposed on any redemption of shares if after such redemption the aggregate current value of an account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. However, there is no charge imposed on redemption of shares purchased through reinvestment of dividends or distributions (see page 19).
------------------------------------------------------------------------------------------------------------------------------------
Risk                The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio
Considerations      securities. It should be recognized that the foreign securities and markets in which the Fund will invest pose different and greater risks than those customarily associated with domestic securities and their markets.
                    Furthermore, investors should consider other risks associated with a portfolio of international securities, including fluctuations in foreign currency exchange rates (i.e., if a substantial portion of the Fund's assets is denominated in foreign currencies which decrease in value with respect to the U.S. dollar, the value of the investor's shares and the distributions made on those shares will, likewise, decrease in value), foreign securities exchange controls and foreign tax rates, as well as transactions in forward currency contracts, options and futures contracts (see pages 7-13). The investor should also note that the Fund may invest over 25%
                    of its total assets in securities of Japanese and Hong Kong issuers (see page 5).
------------------------------------------------------------------------------------------------------------------------------------


  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------


    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended October 31, 1995.


SHAREHOLDER TRANSACTION EXPENSES
----------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases.............................       None
Maximum Sales Charge Imposed on Reinvested Dividends..................       None
Deferred Sales Charge
  (as a percentage of the lesser of original purchase price or redemption proceeds)...............................................  5.0%
      A  contingent deferred sales charge  is imposed at the following declining rates:

YEAR SINCE PURCHASE
PAYMENT MADE                                                            PERCENTAGE
----------------------------------------------------------------------  ---------
First.................................................................     5.0%
Second................................................................     4.0%
Third.................................................................     3.0%
Fourth................................................................     2.0%
Fifth.................................................................     2.0%
Sixth.................................................................     1.0%
Seventh and thereafter................................................  None
Redemption Fees.......................................................     None
Exchange Fee..........................................................  None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------
Management Fees.......................................................      0.99%
12b-1 Fees*...........................................................      1.00%
Other Expenses........................................................      0.46%
Total Fund Operating Expenses.........................................      2.45%

------------
* A PORTION OF THE 12B-1 FEE EQUAL TO 0.25% OF THE FUND'S AVERAGE DAILY NET ASSETS IS CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES (SEE "PURCHASE OF FUND SHARES").



EXAMPLE                                                                 1 year   3 years   5 years   10 years
----------------------------------------------------------------------  ------   -------   -------   --------
You  would pay the following expenses on a $1,000 investment, assuming
 (1) 5%  annual return  and (2)  redemption at  the end  of each  time
 period:..............................................................    $75      $106      $151      $279
You  would pay the following expenses on the same investment, assuming
 no redemption:.......................................................    $25      $ 76      $131      $279


    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Plan of Distribution" and "Redemptions and Repurchases."

    Long-term shareholders of the Fund may pay more in sales charges and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


    The following per share data and ratios for a share of capital stock outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request of the Fund.



                                                                                                FOR THE PERIOD
                                                        FOR THE YEAR ENDED OCTOBER 31         NOVEMBER 30, 1990*
                                                    -------------------------------------          THROUGH
                                                     1995      1994      1993     1992**       OCTOBER 31, 1991
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $ 21.60   $ 19.80   $ 12.69   $ 11.72           $  10.00
                                                    -------   -------   -------   -------            -------
Net investment income (loss)......................     0.08     (0.10)    (0.04)    (0.01)              0.06
Net realized and unrealized gain (loss)...........    (1.94)     2.22      7.15      1.14               1.69
                                                    -------   -------   -------   -------            -------
Total from investment operations..................    (1.86)     2.12      7.11      1.13               1.75
                                                    -------   -------   -------   -------            -------
Less dividends and distributions from:
  Net investment income...........................       --        --        --     (0.01)             (0.03)
  Net realized gain...............................    (0.97)    (0.32)       --     (0.15)                --
                                                    -------   -------   -------   -------            -------
Total dividends and distributions.................    (0.97)    (0.32)       --     (0.16)             (0.03)
                                                    -------   -------   -------   -------            -------
Net asset value, end of period....................  $ 18.77   $ 21.60   $ 19.80   $ 12.69           $  11.72
                                                    -------   -------   -------   -------            -------
                                                    -------   -------   -------   -------            -------
Total Investment Return+..........................    (8.65)%   10.69%    56.13%     9.86%             17.54%(1)

RATIOS TO AVERAGE NET ASSETS:
  Expenses........................................     2.45%     2.41%     2.38%     2.77%              2.43%(2)(3)
Net investment income (loss)......................     0.35%    (0.70)%   (0.46)%   (0.30)%             0.61%(2)(3)
Supplemental Data:
Net assets, end of period, in millions............   $1,442    $1,571      $694      $177                $86
Portfolio turnover rate...........................       50%       35%       30%       73%                70%(1)


---------------

 * COMMENCEMENT OF OPERATIONS.



** NET INVESTMENT LOSS WAS COMPUTED BASED UPON THE MONTHLY AVERAGE SHARES OUTSTANDING.



 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE.



(1) NOT ANNUALIZED.



(2) ANNUALIZED.



(3)IF THE FUND HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ABOVE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 2.83% AND 0.22%, RESPECTIVELY.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean  Witter  Pacific  Growth  Fund  Inc.  (the  "Fund")  is  an   open-end,
diversified management investment company incorporated in the state of Maryland on June 13, 1990.

    Dean Witter InterCapital Inc. ("InterCapital or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.


    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to ninety-five investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $76.9 billion as of December 31, 1995. The Investment Manager also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $2.6 billion at such date.


    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and supervise the investment of the Fund's assets. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.


    Under a Sub-Advisory Agreement between Morgan Grenfell Investment Services Limited (the "Sub-Adviser") and the Investment Manager, the Sub-Adviser provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities issued by issuers located in Asia, Australia and New Zealand and in countries located elsewhere around the world, subject to the overall supervision of the Investment Manager. The Fund's Directors review the various services provided by the Investment Manager and the Sub-Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.



    The Sub-Adviser, whose address is 20 Finsbury Circus, London, England, manages, as of December 31, 1995, assets of approximately $12.6 billion for U.S. corporate and public employee benefit plans, endowments, investment companies and foundations. The Sub-Adviser is an indirect subsidiary of Deutsche Bank AG, the largest commercial bank in Germany.



    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 1.0% of the portion of the daily net assets not exceeding $1 billion; and 0.95% of the portion of daily net assets exceeding $1 billion. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Adviser monthly compensation equal to 40% of its monthly compensation.



    For the fiscal year ended October 31, 1995, the Fund accrued total compensation to the Investment Manager amounting to 0.99% of the Fund's average daily net assets (of which 40% was accrued to the Sub-Adviser by the Investment Manager) and the Fund's total expenses amounted to 2.45% of the Fund's average daily net assets.


INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to maximize the capital appreciation of its investments. There is no assurance that the objective will be achieved. The following policies may be changed by the Board of Directors without shareholder approval.

    The Fund seeks to achieve its investment objective by investing at least 65% of its total assets in securities issued by issuers located in Asia, Australia and New Zealand. Such issuers will include companies which are organized under the laws of an Asian country, Australia or New Zealand and have a principal office in an Asian country, Australia or New Zealand, or which derive 50% or more of their total revenues from business in an Asian country, Australia or New Zealand.

    The principal countries in which such issuers will be located are Japan, Australia, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, Indonesia, Taiwan and South Korea. The Fund may invest more than 25% of its total assets in Japan, reflecting the dominance of the Japanese stock market in the Pacific basin. The concentration of the Fund's assets in Japanese issuers will subject the Fund to the risks of adverse social, political or economic events which occur in Japan. Specifically, investments in the Japanese stock market may entail a higher degree of risk than investments in other markets as, by fundamental measures of corporate valuation, such as its high price-earnings ratios and low dividend yields, the Japanese market as a whole may appear expensive relative to other world stock markets (I.E., the prices of Japanese stocks may be relatively high). In addition, the prices of securities traded on the Japanese markets may be more volatile than many other markets.

    The Fund also may invest over 25% of its total assets in securities issued by issuers located in Hong Kong. In common with the other stock markets of the Pacific Basin, the Hong Kong stock market is more volatile, as measured by standard deviation, than the major equity markets of North America and Europe. In 1997, Hong Kong will become a part of the People's Republic of China, and will form a Special Economic Zone within that country. The Government of China has indicated that it will not seek to alter the free market-oriented economic management of Hong Kong for at least fifty years following 1997.


    The securities invested in will primarily consist of equity securities issued by companies based in Asian countries, Australia and New Zealand which the Investment Manager and/or Sub-Adviser believe are most likely to help the Fund meet its investment objective, but may also include fixed-income securities issued or guaranteed by (or the direct obligations of) the governments of such countries (including zero coupon treasury securities), when it is deemed by the Investment Manager or Sub-Adviser that such investments are consistent with the Fund's investment objective. For example, there may be times when the Investment Manager or Sub-Adviser determines that the prices of government securities are more likely to appreciate than those of equity securities. Such an occasion might arise when inflation concerns have led to general increases in interest rates. Such fixed-income securities which will be purchased by the Fund are likely to be obligations of the treasuries of Australia or Japan. In addition, the Fund may invest in fixed-income securities which are, either alone or in combination with a warrant, option or other right, convertible into the common stock of an issuer, when the Investment Manager or the Sub-Adviser determines that such securities are more likely to appreciate in value than the common stock of such issuers or when the Investment Manager or Sub-Adviser wishes to hedge the risk inherent in the direct purchase of the equity of a given issuer, by receiving a steady stream of interest payments. The Fund will select convertible securities of issuers whose common stock has, in the opinion of the Investment Manager or Sub-Adviser, a potential to appreciate in price. The Fund may also purchase equity and fixed-income securities which are issued in private placements and warrants or other securities conveying the right to purchase common stock.



    The decisions of the Investment Manager and Sub-Adviser to invest in securities for the Fund will be based on a general strategy of selecting those issuers which they believe have shown a high rate of growth in earnings. Moreover, securities will primarily be selected which possess, on both an absolute basis and as compared with other securities in their region and around the world, attractive price/earnings, price/cash flow and price/revenue ratios.

    The Fund may also purchase securities issued by various agencies and instrumentalities of the U.S. Government. These will include obligations backed by the full faith and credit of the United States (such as those issued by the Government National Mortgage Association); obligations whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury (such as those issued by the Federal National Mortgage Association); and obligations backed by the credit of the issuing agency or instrumentality (such as those issued by the Federal Farm Credit System).

    The Fund may be investing up to 10% of its total assets in securities issued by other investment companies. Such investments are necessary in order to participate in certain foreign markets where foreigners are prohibited from investing directly in the securities of individual issuers. The Fund will incur any indirect expenses incurred through investment in an investment company, such as the payment of a management fee (which may result in the payment of an additional advisory fee). Furthermore, it should be noted that foreign investment companies are not subject to the U.S. securities laws and may be subject to fewer or less stringent regulations than U.S. investment companies.


    The remainder of the Fund's portfolio equalling, at times, up to 35% of the Fund's total assets, may be invested in equity and/or fixed-income and convertible securities issued by issuers located anywhere in the world, including the United States, subject to the Fund's investment objective. In addition, this portion of the Fund's portfolio will consist of various other financial instruments such as forward foreign exchange contracts, futures contracts and options (see below).


    It is anticipated that the securities held by the Fund in its portfolio will be denominated, principally, in the liquid Asian currencies and the Australian dollar. Such currencies include the Japanese yen, Malaysian ringgit, Singapore dollar, Hong Kong dollar, Thai baht, Philippine peso, Indonesia rupiah, Taiwan dollar and South Korean won. Securities of issuers within a given country may be denominated in the currency of a different country.

    The Fund may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs, in registered form, are designed for use in United States securities markets.


    There may be periods during which market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its net assets are invested in cash or money market instruments. Under such circumstances, the money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government; American bank obligations, such as certificates of deposit; Eurodollar certificates of deposit; obligations of American savings institutions; and commercial paper of American issuers rated within the two highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.


RISK CONSIDERATIONS

    FOREIGN SECURITIES.    Investors  should carefully  consider  the  risks  of
investing in securities of foreign issuers and securities denominated in non-U.S. currencies. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that cur-rency and thereby impact upon the Fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward contracts or futures contracts (see below). The Fund may incur certain costs in connection with these currency transactions.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Political and economic developments in Asia may have profound effects upon the value of a large segment of the Fund's portfolio. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.


    The foreign securities in which the Fund will be investing may be issued by issuers located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

                                  ------------
    To hedge against adverse price movements in the securities held in its portfolio and the currencies in which they are denominated (as well as in the securities it might wish to purchase and their denominated currencies) the Fund may engage in transactions in forward foreign currency contracts, options on securities and currencies, and futures contracts and options on futures contracts on securities, currencies and indexes. The Fund may also purchase options on securities to facilitate its participation in the potential appreciation of the value of the underlying securities. A discussion of these transactions follows and is supplemented by further disclosure in the Statement of Additional Information.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

    The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.


    At other times, when, for example, the Investment Manager or Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected when it is determined by the Investment Manager or Sub-Adviser that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.



    In addition, when the Fund anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, it may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.


    Lastly, the Fund is permitted to enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written (see "Options and Futures Transactions").


    In all of the above circumstances, if the currency in which the Fund's portfolio securities (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager and/or Sub-Adviser.


    The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. To the extent that the Fund enters into forward foreign currency contracts to hedge against a decline in the value of portfolio holdings denominated in a particular foreign cur-rency resulting from currency fluctuations, there is a risk that the Fund may nevertheless realize a gain or loss as a result of currency fluctuations after such portfolio holdings are sold if the Fund is unable to enter into an "offsetting" forward foreign currency contract with the same party or another party. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code of 1986 (the "Code") requirements relating to qualifications as a regulated investment company (see "Dividends, Distributions and Taxes").

OPTIONS AND FUTURES TRANSACTIONS

    Call and put options on U.S. Treasury notes, bonds and bills, on various foreign currencies and on equity securities are listed on several U.S. and foreign securities exchanges and are written in over-the-counter transactions ("OTC Options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price.

    OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities which are denominated in either U.S. dollars or foreign currencies and on the U.S. dollar and foreign currencies, without limit, in order to hedge against the decline in the value of a security or currency and to close out long call option positions. As a writer of a call option, the Fund has the obligation, upon notice of exercise of the option, to deliver the security or amount of currency underlying the option (certain listed and OTC call options written by the Fund will be exercisable by the purchaser only on a specific date).

    Given the Fund's objective of seeking capital appreciation, it should be recognized that the writing of covered call options on portfolio securities will reduce the potential for the Fund to realize capital appreciation on such securities unless and until such time as the option expires unexercised or the Fund enters into an "offsetting" transaction. For this reason, it is expected that, under normal market conditions, the Fund will not write covered call options on all or substantially all of its portfolio securities. The Fund, however, may write covered call options on currencies in amounts representing substantially all of the value of its foreign holdings if determined by the Investment Manager to be appropriate to protect the Fund against the risks of adverse fluctuations in the values of foreign currencies.

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a covered call position (see "Covered Call Writing" above) or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security or may purchase put options on currencies in which such securities are denominated or a different related foreign currency to protect itself against a decline in the value of the currency in which the securities are denominated. There are no other limits on the Fund's ability to purchase call and put options.

    FUTURES CONTRACTS. The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on common stocks, such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency" futures) and on such indexes of U.S. or foreign equity and fixed-income securities as may exist or come into being, such as the Nikkei 225 Stock Index ("index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund will purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts.

    RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer.

    Exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Fund's management could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

    Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    The Fund, by entering into transactions in foreign futures and options markets, will also incur risks similar to those discussed above under the section entitled "Foreign Securities."

OTHER INVESTMENT POLICIES

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities. from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.


    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.



    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.


    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities.

    Except as specifically noted, all investment objectives, policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

PORTFOLIO MANAGEMENT


    The Fund's portfolio is actively managed by its Investment Manager and the Sub-Adviser with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager and the Sub-Adviser will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, the views of Directors of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's and Sub-Adviser's own analysis of factors they deem relevant. The Fund's primary portfolio manager is Graham D. Bamping, a Director of the Sub-Adviser. Mr. Bamping is responsible for the Sub-Adviser's management of Pacific Basin equity portfolios and has been managing equity portfolios based in the Pacific Basin, for the Sub-Adviser, for over five years.



    Personnel of the Investment Manager and Sub-Adviser have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.



    Orders for transactions in portfolio securities and commodities may be placed for the Fund with a number of brokers and dealers, including DWR and two affiliated broker-dealers of the Sub-Adviser (Morgan Grenfell Asia and Partners Securities Pte. Limited and Morgan Grenfell Asia Securities (Hong Kong) Limited). Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Investment Manager. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR and the four above-mentioned affiliated broker-dealers of the Sub-Adviser.



    Although the Fund does not intend to engage in short-term trading, it may sell portfolio securities without regard to the length of time that they have been held when such sale will, in the opinion of the Investment Manager or Sub-Adviser, contribute to the Fund's investment objective. It is not anticipated that the Fund's portfolio turnover rate will exceed 100% in any one year.



    The expenses of the Fund relating to its portfolio management are likely to be greater than those incurred by other investment companies investing primarily in securities issued by domestic issuers as custodial costs, brokerage commissions and other transaction charges related to investing in foreign markets are generally higher than in the United States.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

   1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

   2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

   3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry.

   4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

   5. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or in accordance with the provisions of Section 12(d) of the Act and any rules promulgated thereunder (e.g., the Fund may not invest in more than 3% of the outstanding voting securities of any investment company).

   6. Invest more than 10% of its total assets in illiquid securities and repurchase agreements which have a maturity of longer than seven days.

    Generally, OTC options and the assets used as "cover" for written OTC options are "illiquid securities" (securities for which no active and substantial secondary market exists). However, the Fund is permitted to treat the securities it uses as cover for written OTC options as liquid provided it follows a procedure whereby it will sell OTC options only to qualified dealers who agree that the Fund may repurchase such options at a maximum price to be calculated pursuant to a predetermined formula set forth in the option agreement. The formula may vary from agreement to agreement, but is generally based on a multiple of the premium received by the Fund for writing the option plus the amount, if any, of the option's intrinsic value. An OTC option is considered an illiquid asset only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    The Fund offers its  shares for sale  to the public  on a continuous  basis.
Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.


    The minimum initial purchase is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Pacific Growth Fund Inc., directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a DWR or other Selected Broker-Dealer account executive. The minimum initial purchase, in the case of investments through EasyInvest, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.



    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Such investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions (those investing through the Distributor or other Selected Broker-Dealer will receive dividends declared the next business day after the order is settled). The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value"). While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.


PLAN OF DISTRIBUTION


    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the Fund's average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts.



    Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.



    For the fiscal year ended October 31, 1995, the Fund accrued payments under the Plan amounting to $14,219,513, which amount is equal to 1.00% of the Fund's average daily net assets for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (a) of the compensation formula under the Plan.



    At any given time, the Distributor may incur expenses in distributing shares of the Fund which may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). For example, if the Distributor incurred $1 million in expenses in distributing shares of the Fund and $750,000 had been received by the Distributor in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that the excess distribution expenses, including the carrying charge described above, totalled $44,123,585 at October 31, 1995, which was equal to 3.06% of the Fund's net assets on such date.


    Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount, if any, does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE


    The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.



    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange or quoted by NASDAQ is valued at its latest sale price on that exchange or quotation service prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or Sub-Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.



    Short-term debt securities with remaining maturities of sixty days or less to maturity at the time of purchase are valued at amortized cost, unless the Directors determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Directors.

    Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Directors. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").


    EASYINVEST-SM-.   Shareholders may  subscribe  to EasyInvest,  an  automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. (see "Purchase of Fund Shares" and "Redemptions and Repurchases -- Involuntary Redemption").


    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

    TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September, and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (See "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

EXCHANGE PRIVILEGE


    The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter collectively referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.



    An exchange to another CDSC fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the CDSC funds can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. Shares of the Fund acquired in exchange for shares of another CDSC fund having a different CDSC schedule than that of this Fund will be subject to the CDSC schedule of this Fund, even if such shares are subsequently re-exchanged for shares of the CDSC fund originally purchased. During the period of time the shareholder remains invested in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a CDSC fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in a CDSC fund (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). However, in the case of shares of the Fund exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)


    In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

    Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

    The Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies.

    Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.


    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.



    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll free).


    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, N.J. 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent.


    CONTINGENT DEFERRED SALES CHARGE. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:


                                       CONTINGENT DEFERRED
            YEAR SINCE                     SALES CHARGE
             PURCHASE                   AS A PERCENTAGE OF
           PAYMENT MADE                  AMOUNT REDEEMED
-----------------------------------  ------------------------
First..............................              5.0%
Second.............................              4.0%
Third..............................              3.0%
Fourth.............................              2.0%
Fifth..............................              2.0%
Sixth..............................              1.0%
Seventh and thereafter.............            None


    A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption; (ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i),
(ii) and (iii) above (in that order) are redeemed first.



    In addition, the CDSC, if otherwise applicable, will be waived in the case of:



   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;



   (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (B) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and



   (3) all redemptions of shares held for the benefit of a participant in a corporate or self-employed retirement plan qualified under Section 401(k) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which Dean Witter Trust Company, an affiliate of the Investment Manager, serves as recordkeeper or Trustee ("Eligible 401(k) Plan"), provided that either: (A) the plan continues to be an Eligible 401(k) Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.



    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.


    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed upon repurchase by the Fund, the Distributor, DWR or other Selected Broker-Dealer. The offers by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."


    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances; e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check (including a certified or bank cashier's check), payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.


    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.


    INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, on sixty days notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or custodial account under
Section 403(b)(7) of the Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Directors or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.


DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND  DISTRIBUTIONS.   The Fund  intends to  pay dividends  and  to
distribute substantially all of the Fund's net investment income and net realized short-term and long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

    All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. (See "Shareholder Services-- Automatic Investment of Dividends and Distributions".)

    TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains.

    Gains or losses on the Fund's transactions in certain listed options on securities and on futures and options on futures traded on U.S. exchanges generally are treated as 60% long-term gain or loss and 40% short-term gain or loss. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized net gains being available for distribution.

    As a regulated investment company, the Fund is subject to the requirement that less than 30% of its gross income be derived from the sale of certain investments held for less than three months. This requirement may limit the Fund's ability to engage in options and futures transactions.

    Shareholders will normally have to pay federal income taxes, and any applicable state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1, will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. It is not anticipated that any portion of the Fund's distributions will be eligible for the dividends received deduction to corporate shareholders.

    After the end of the year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as long-term capital gains.


    To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.


    Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and has made the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes, to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

    The foregoing discussion relates solely to the federal income tax consequences of an investment in the Fund. Distributions may also be subject to state and local taxes; therefore, each shareholder is advised to consult his or her own tax adviser.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "total return" in advertisements and sales literature. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over a period of one year and five years, as well as over the life of the Fund. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges which would be incurred by redeeming shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of the Fund are of common stock of $0.01 par value and are equal as to earnings, assets and voting privileges. There are no conversion, pre-emptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. The shares do not have cumulative voting rights.

    The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Directors may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Fund's By-Laws.


    CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

    The Fund's Sub-Adviser also has a Code of Ethics which complies with regulatory requirements and, insofar as it relates to persons associated with the Fund, the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.


    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

Dean Witter
Pacific Growth Fund Inc.
                                    Dean Witter
Two World Trade Center
New York, New York 10048
DIRECTORS                           Pacific
Michael Bozic                       Growth
Charles A. Fiumefreddo              Fund
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder
OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer
Sheldon Curtis
Vice President, Secretary and
General Counsel
Thomas F. Caloia
Treasurer
CUSTODIAN
The Chase Manhattan Bank N.A.
One Chase Plaza
New York, NY 10005
TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
INVESTMENT MANAGER
Dean Witter InterCapital Inc.
SUB-ADVISER
Morgan Grenfell Investment Services
Limited
                                         PROSPECTUS -- FEBRUARY 1, 1996

STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 1, 1996                                                DEAN WITTER

                                                                PACIFIC GROWTH
                                                                FUND

--------------------------------------------------------------------------------

    Dean Witter Pacific Growth Fund Inc. (the "Fund") is an open-end, diversified management investment company, whose investment objective is to maximize the capital appreciation of its investments. The Fund seeks to achieve its investment objective by investing primarily in securities issued by issuers located in Asia, Australia and New Zealand.


    A Prospectus for the Fund dated February 1, 1996, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.



Dean Witter
Pacific Growth Fund Inc.
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------


The Fund and its Management............................................................          3

Directors and Officers.................................................................          7

Investment Practices and Policies......................................................         13

Investment Restrictions................................................................         28

Portfolio Transactions and Brokerage...................................................         29

The Distributor........................................................................         31

Determination of Net Asset Value.......................................................         34

Shareholder Services...................................................................         34

Redemptions and Repurchases............................................................         39

Dividends, Distributions and Taxes.....................................................         41

Performance Information................................................................         43

Description of Common Stock............................................................         43

Custodian and Transfer Agent...........................................................         44

Independent Accountants................................................................         44

Reports to Shareholders................................................................         44

Legal Counsel..........................................................................         45

Experts................................................................................         45

Registration Statement.................................................................         45

Financial Statements--October 31, 1995.................................................         46

Report of Independent Accountants......................................................         67

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund was incorporated under the laws of the state of Maryland on June 13, 1990.

THE INVESTMENT MANAGER

    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund is conducted by or under the direction of officers of the Fund and of the Investment Manager and Sub-Advisor, subject to review of investments by the Fund's Board of Directors. In addition, Directors of the Fund provide guidance on economic factors and interest rate trends. Information as to these Directors and Officers is contained under the caption "Directors and Officers".


    InterCapital is also the investment manager or investment adviser of the following investment companies: Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter American Value Fund, Dean Witter Dividend Growth Securities Inc., Dean Witter Natural Resource Development Securities Inc., Dean Witter U.S. Government Money Market Trust, Dean Witter California Tax-Free Income Fund, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Utilities Fund, Dean Witter Strategist Fund, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter New York Municipal Money Market Trust, InterCapital Quality Municipal Investment Trust, Dean Witter Premier Income Trust, Dean Witter Short-Term U.S. Treasury Trust, InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Quality Municipal Income Trust, Dean Witter Diversified Income
Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, Dean Witter Global Dividend Growth Securities, Dean Witter Global Utilities Fund, Dean Witter High Income Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Series, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Capital Appreciation Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Information Fund, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, Active Assets Money Trust, Active Assets California
Tax-Free Trust, Active Assets Tax-Free Trust, Active Assets Government Securities Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Municipal Premium Income Trust and Prime Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.

    In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Total Return Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Mid Cap Equity Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002, TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) sub-adviser to Templeton Global Opportunities Trust, an open-end investment company; (ii) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (iii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.



    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to supervise the investment of the Fund's assets. The Investment Manager, through consultation with Morgan Grenfell Investment Services Ltd. (the "Sub-Advisor") and through its own portfolio management staff, obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously oversee the management of the assets of the Fund in a manner consistent with its investment objective.


    Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


    Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund that were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital on such date. The foregoing internal reorganization did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Management Agreement.


    Expenses not expressly assumed by the Investment Manager under the Management Agreement, by the Sub-Advisor pursuant to the Sub-Advisory Agreement (see below), or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor"), (see "The Distributor") will be paid by the Fund. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (see
"The Distributor"), charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Advisor or any corporate affiliate of the Investment Manager or Sub-Advisor; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of the Fund's legal counsel, including counsel to the directors who are not interested persons of the Fund or of the Investment Manager or Sub-Advisor (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Management Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.


    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the Fund's daily net assets: 1.00% of the portion of the daily net assets not exceeding $1 billion; and 0.95% of the portion of daily net assets exceeding $1 billion. For the fiscal years ended October 31, 1993, 1994 and 1995, the Fund accrued to the Investment Manager total compensation under the Management Agreement in the amounts of $3,111,478, $12,209,230 and $14,008,538, respectively.


    Pursuant to a Sub-Advisory Agreement between the Investment Manager and Sub-Advisor, the Sub-Advisor has been retained, subject to the overall supervision of the Investment Manager and the Directors of the Fund, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends with respect to Pacific basin issuers and to manage the portion of the Fund's portfolio invested in securities issued by issuers located in Asia, Australia and New Zealand, subject to the supervision of the Investment Manager. On occasion, the Sub-Advisor will also provide the Investment Manager with investment advice concerning potential investment opportunities for the Fund which are available outside of Asia, Australia and New Zealand.


    Morgan Grenfell Investment Services Limited ("MGIS") was organized as a British corporation in 1972 and manages, as of December 31, 1995, assets of approximately $12.6 billion for U.S. corporate and public employee benefit plans, investment companies, endowments and foundations. MGIS' principal office is located at 20 Finsbury Circus, London, England. MGIS is a subsidiary of London based Morgan Grenfell Asset Management Limited which is itself a subsidiary of London-based Morgan Grenfell Group plc (which is owned by Deutsche Bank AG, an international commercial and investment banking group) and is registered as an investment adviser under the Investment Advisers Act of 1940. In 1838 Morgan Grenfell was founded to provide merchant banking services, primarily trade financing between Great Britain and the United States. In 1958, its investment management arm began operations. In recent years Morgan Grenfell Group plc has achieved a prominent position in the securities industry by providing investment and commercial banking services, financial services, and discretionary management and advisory services covering all of the world's leading securities markets. Morgan Grenfell Asset Management Limited, through its various investment management subsidiaries, which have extensive experience in global investment management, is managing, as of December 31, 1995, approximately $80 billion worldwide.


    Both the Investment Manager and the Sub-Advisor have authorized any of their directors, officers and employees who have been elected as Directors or officers of the Fund to serve in the capacities in which they have been elected. Services furnished by the Investment Manager and the Sub-Advisor may be furnished by directors, officers and employees of the Investment Manager and the Sub-Advisor. In connection with the services rendered by the Sub-Advisor, the Sub-Advisor bears the following expenses: (a) the salaries and expenses of its personnel; and (b) all expenses incurred by it in connection with performing the services provided by it as Sub-Advisor, as described above.

    As full compensation for the services and facilities furnished to the Fund and the Investment Manager and expenses of the Fund and the Investment Manager assumed by the Sub-Advisor, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of the Investment Manager's monthly compensation payable under the Management Agreement. For the fiscal years ended October 31, 1993, 1994 and 1995, the Investment Manager informed the Fund that it accrued to the Sub-Advisor total compensation under the Sub-Advisory Agreement of $1,244,591, $4,883,692 and $5,603,415, respectively.



    Pursuant to the Management Agreement and the Sub-Advisory Agreement, total operating expenses of the Fund are subject to applicable limitations under rules and regulations of states where the Fund is authorized to sell its shares. Therefore, operating expenses are effectively subject to the most restrictive of such limitations as the same may be amended from time to time. Presently, the most restrictive limitation is as follows. If, in any fiscal year, the Fund's total operating expenses, exclusive of taxes, interest, brokerage fees, distribution fees and extraordinary expenses (to the extent permitted by applicable state securities laws and regulations), exceed 2 1/2% of the first $30,000,000 of average daily net assets, 2% of the next $70,000,000 and 1 1/2% of any excess over $100,000,000, the Investment Manager will reimburse the Fund for the amount of such excess. Pursuant to the Sub-Advisory Agreement, if any such reimbursement is made by the Investment Manager, the Investment Manager will, in turn, be reimbursed for 40% of such payment by the Sub-Advisor. The reimbursement, if any, will be calculated daily and credited on a monthly basis. The Fund's expenses did not exceed the limitation set forth above during the fiscal years ended October 31, 1993, 1994 and 1995.


    The Investment Manager paid the organizational expenses of the Fund incurred prior to the offering of the Fund's shares. The Fund has reimbursed the Investment Manager for such expenses, in accordance with the terms of the Underwriting Agreement between the Fund and DWR, in the amount of approximately $142,000. The Fund has deferred and is amortizing the expenses on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.

    The Management Agreement and the Sub-Advisory Agreement (the "Agreements") were initially approved by the Board of Directors on October 30, 1992 and by the shareholders of the Fund at a Special Meeting of Shareholders held on January 12, 1993. The Agreements are substantially identical to the prior investment management agreement and sub-advisory agreement which were initially approved by the Fund's Directors on July 19, 1990 and by DWR as the then sole shareholder on September 27, 1990. The Agreements took effect on June 30, 1993, upon the spin-off of Sears, Roebuck and Co. of its remaining shares of DWDC. Both Agreements may be terminated at any time, without penalty, on thirty days notice by the Directors of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding shares of the Fund, by the Investment Manager, or the Sub-Advisor (Sub-Advisory Agreement only). The Agreements will automatically terminate in the event of their assignment (as defined in the Act).


    Under its terms, both Agreements had an initial term ending April 30, 1994, and provide that each will continue from year to year thereafter, provided continuance of each Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Directors of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Directors of the Fund who are not parties to the Agreements or "interested persons" (as defined in the Act) of any such party (the "Independent Directors"), which votes must be cast in person at a meeting called for the purpose of voting on such approval. At their April 8, 1994 meeting, the Directors, including all of the Independent Directors, approved an amendment to each Agreement to lower the management fees and sub-advisory fees charged on the Fund's daily net assets in excess of $1 billion from 1.0% to 0.95%. At their meeting held on April 20, 1995, the Fund's Board of Directors, including a majority of the Independent Directors, approved continuation of each Agreement until April 30, 1996.


    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use, or at any time permit others to use, the name "Dean Witter". The Fund has also agreed that in the event the investment management contract between InterCapital and the Fund is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------


    The Directors and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 79 Dean Witter Funds and the 12 TCW/DW Funds are shown below.



      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Michael Bozic (55)                                      Chairman  and Chief Executive  Officer of Levitz Furniture
Director                                                Corporation (since November, 1995); Director or Trustee of
c/o Levitz Furniture Corporation                        the  Dean  Witter  Funds;  formerly  President  and  Chief
6111 Broken Sound Parkway, N.W.                         Executive   Officer  of  Hills   Department  Stores  (May,
Boca Raton, Florida                                     1991-July, 1995);  formerly Chairman  and Chief  Executive
                                                        Officer  (January,  1987-August, 1990)  and  President and
                                                        Chief Operating Officer  (August, 1990-February, 1991)  of
                                                        the  Sears Merchandise  Group of  Sears, Roebuck  and Co.;
                                                        Director of Eaglemark Financial Services, Inc., the United
                                                        Negro College Fund, Weirton  Steel Corporation and  Domain
                                                        Inc. (home decor retailer).

Charles A. Fiumefreddo* (62)                            Chairman,   Chief  Executive   Officer  and   Director  of
Chairman of the Board, President,                       InterCapital,  Distributors   and   DWSC;   Director   and
Chief Executive Officer and Director                    Executive  Vice  President of  DWR; Chairman,  Director or
Two World Trade Center                                  Trustee, President and Chief Executive Officer of the Dean
New York, New York                                      Witter  Funds;  Chairman,  Chief  Executive  Officer   and
                                                        Trustee of the TCW/DW Funds; Chairman and Director of Dean
                                                        Witter  Trust Company ("DWTC"); Director and/or officer of
                                                        various  DWDC   subsidiaries;  formerly   Executive   Vice
                                                        President and Director of DWDC (until February, 1993).

Edwin J. Garn (63)                                      Director  or Trustee  of the  Dean Witter  Funds; formerly
Director                                                United States Senator  (R-Utah) (1974-1992) and  Chairman,
c/o Huntsman Chemical Corporation                       Senate  Banking Committee  (1980-1986); formerly  Mayor of
500 Huntsman Way                                        Salt Lake  City,  Utah  (1971-1974);  formerly  Astronaut,
Salt Lake City, Utah                                    Space   Shuttle  Discovery   (April  12-19,   1985);  Vice
                                                        Chairman, Huntsman  Chemical Corporation  (since  January,
                                                        1993);  Director of  Franklin Quest  (time management sys-
                                                        tems) and John Alden Financial Corp.; member of the  board of various civic and charitable organizations.

John R. Haire (70)                                      Chairman  of  the  Audit  Committee  and  Chairman  of the
Director                                                Committee  of  Independent   Directors  or  Trustees   and
Two World Trade Center                                  Director  or Trustee of the  Dean Witter Funds; Trustee of
New York, New York                                      the TCW/DW Funds; formerly  President, Council for Aid  to
                                                        Education  (1978-1989)  and Chairman  and  Chief Executive
                                                        Officer  of  Anchor  Corporation,  an  Investment  Adviser
                                                        (1964-1978);  Director of  Washington National Corporation
                                                        (insurance).

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Dr. Manuel H. Johnson (46)                              Senior  Partner,  Johnson  Smick  International,  Inc.,  a
Director                                                consulting  firm  (since  June, 1985);  Koch  Professor of
c/o Johnson Smick International, Inc.                   International Economics  and Director  of the  Center  for
1133 Connecticut Ave., N.W.                             Global  Market Studies  at George  Mason University (since
Washington, D.C.                                        September, 1990); Co-Chairman and  a founder of the  Group
                                                        of   Seven  Council   (G7C),  an   international  economic
                                                        commission (since September, 1990); Director or Trustee of the Dean  Witter  Funds;  Trustee  of  the  TCW/DW  Funds;
                                                        Director   of  NASDAQ  (since  June,  1995);  Director  of
                                                        Greenwich Capital Markets, Inc. (broker-dealer);  formerly
                                                        Vice  Chairman of  the Board  of Governors  of the Federal
                                                        Reserve System (February, 1986-August, 1990) and Assistant
                                                        Secretary of the U.S. Treasury (1982-1986).

Paul Kolton (72)                                        Director or Trustee of the Dean Witter Funds; Chairman  of
Director                                                the  Audit  Committee  and  Committee  of  the Independent
c/o Gordon Altman Butowsky                              Directors or  Trustees and  Trustee of  the TCW/DW  Funds;
  Weitzen Shalov & Wein                                 formerly  Chairman of  the Financial  Accounting Standards
Counsel to the Independent Directors                    Advisory Council and Chairman and Chief Executive  Officer
114 West 47th Street                                    of  the American Stock Exchange; Director of UCC Investors
New York, New York                                      Holding Inc. (Uniroyal  Chemical Company, Inc.);  director or trustee of various not-for-profit organizations.

Michael E. Nugent (59)                                  General   Partner,  Triumph   Capital,  L.P.,   a  private
Director                                                investment partnership  (since April,  1988); Director  or
c/o Triumph Capital, L.P.                               Trustee  of the Dean  Witter Funds; Trustee  of the TCW/DW
237 Park Avenue                                         Funds; formerly Vice President, Bankers Trust Company  and
New York, New York                                      BT  Capital  Corporation  (September,  1984-March,  1988);
                                                        director of various business organizations.

Philip J. Purcell* (52)                                 Chairman of  the Board  of Directors  and Chief  Executive
Director                                                Officer  of  DWDC,  DWR and  Novus  Credit  Services Inc.;
Two World Trade Center                                  Director of InterCapital, DWSC and Distributors;  Director
New York, New York                                      or  Trustee  of  the Dean  Witter  Funds;  Director and/or
                                                        officer of various DWDC subsidiaries.

John L. Schroeder (65)                                  Retired; Director  or Trustee  of the  Dean Witter  Funds;
Director                                                Trustee   of  the  TCW/DW   Funds;  Director  of  Citizens
c/o Gordon Altman Butowsky                              Utilities Company; formerly  Executive Vice President  and
  Weitzen Shalov & Wein                                 Chief  Investment  Officer of  the Home  Insurance Company
Counsel to the Independent Directors                    (August,  1991-September,   1995);  Chairman   and   Chief
114 West 47th Street                                    Investment  Officer  of  Axe-Houghton  Management  and the
New York, New York                                      Axe-Houghton Funds (April, 1983-June, 1991) and  President
                                                        of USF&G Financial Services, Inc. (June, 1990-June, 1991).

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Sheldon Curtis (64)                                     Senior  Vice President,  Secretary and  General Counsel of
Vice President, Secretary and General Counsel           InterCapital and DWSC; Senior Vice President and Secretary
Two World Trade Center                                  of DWTC; Senior  Vice President,  Assistant Secretary  and
New York, New York                                      Assistant   General  Counsel  of  Distributors;  Assistant
                                                        Secretary of DWR;  Vice President,  Secretary and  General
                                                        Counsel of the Dean Witter Funds and the TCW/DW Funds.

Thomas F. Caloia (49)                                   First  Vice  President  (since  May,  1991)  and Assistant
Treasurer                                               Treasurer (since  January,  1993) of  InterCapital;  First
Two World Trade Center                                  Vice  President and Assistant Treasurer of DWSC; Treasurer
New York, New York                                      of the Dean Witter Funds and TCW/DW Funds; previously Vice
                                                        President of InterCapital.

------------------------
*Denotes Directors who are "interested persons" of the Fund, as defined in the Act.



    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, David A. Hughey, Executive Vice President and Chief Administrative Officer of InterCapital, DWSC, Distributors and DWTC and Director of DWTC, Edmund C. Puckhaber, Executive Vice President of InterCapital, Robert
S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC, and Joseph J. McAlinden, Senior Vice President of InterCapital are Vice Presidents of the Fund. Barry Fink and Marilyn K. Cranney, First Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Lou Anne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Carsten Otto, a Staff Attorney with InterCapital, are Assistant Secretaries of the Fund.



THE BOARD OF DIRECTORS, THE INDEPENDENT DIRECTORS, AND THE COMMITTEES



    The Board of Directors consists of nine (9) directors. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Directors. As of the date of this Statement of Additional Information, there are a total of 79 Dean Witter Funds, comprised of 119 portfolios. As of December 31, 1995, the Dean Witter Funds had total net assets of approximately $71.5 billion and more than five million shareholders.



    Seven Directors (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. These are the "disinterested" or "independent" Directors. The other two Directors (the "management Directors") are affiliated with InterCapital. Five of the seven independent Directors are also Independent Trustees of the TCW/DW Funds.



    Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Dean Witter Funds seek as Independent Directors individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Directors who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.



    All of the Independent Directors serve as members of the Audit Committee and the Committee of the Independent Directors. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1995, the three Committees held a combined total of fifteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Directors or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

    The Committee of the Independent Directors is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.



    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.



    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.



DUTIES OF CHAIRMAN OF COMMITTEES



    The Chairman of the Committees maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Directors to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of all three Committees and guides their efforts is pivotal to the effective functioning of the Committees.



    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Directors and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Directors.



    The Chairman of the Committees is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Director of the Dean Witter Funds and as an Independent Trustee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.



ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS FOR ALL DEAN WITTER FUNDS



    The Independent Directors and the Funds' management believe that having the same Independent Directors for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Directors of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on all Fund

Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Directors, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Dean Witter Funds.



COMPENSATION OF INDEPENDENT DIRECTORS



    The Fund pays each Independent Director an annual fee of $1,000 ($1,200 prior to September 30, 1995) plus a per meeting fee of $50 for meetings of the Board of Directors or committees of the Board of Directors attended by the Director (the Fund pays the Chairman of the Audit Committee an annual fee of $750 ($1,000 prior to January 1, 1995) and pays the Chairman of the Committee of the Independent Directors an additional annual fee of $2,400, in each case inclusive of the Committee meeting fees). The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.



    The  Fund  has  adopted  a retirement  program  under  which  an Independent
Director who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Director referred to as an "Eligible Director") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Director is entitled to receive from the Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Director for service to the Fund in the five year period prior to the date of the Eligible Director's retirement. Benefits under the retirement program are not secured or funded by the Fund. As of the date of this Statement of Additional Information, 57 Dean Witter Funds have adopted the retirement program.


------------------------

(1) An Eligible Director may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Director and his or her spouse on the date of such Eligible Director's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Director and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Director may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

    The following table illustrates the compensation paid and the retirement benefits accrued to the Fund's Independent Directors by the Fund for the fiscal year ended October 31, 1995 and the estimated retirement benefits for the Fund's Independent Directors as of October 31, 1995.



                                    FUND COMPENSATION                        ESTIMATED RETIREMENT BENEFITS
                                -------------------------------------------------------------------------------------------
                                                              ESTIMATED
                                                RETIREMENT   CREDIT YEARS                                       ESTIMATED
                                                 BENEFITS     OF SERVICE      ESTIMATED                          ANNUAL
                                  AGGREGATE     ACCRUED AS        AT        PERCENTAGE OF      ESTIMATED        BENEFITS
                                COMPENSATION       FUND       RETIREMENT      ELIGIBLE         ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE     FROM THE FUND    EXPENSES    (MAXIMUM 10)   COMPENSATION    COMPENSATION(2)   RETIREMENT(3)
------------------------------  -------------   ----------   ------------   -------------   ---------------   -------------
Michael Bozic.................     $1,900         $  379          10             57.5%          $1,950           $1,121
Edwin J. Garn.................      2,000            740          10             57.5            1,950            1,121
John R. Haire.................      4,600(4)       7,176          10             57.5            5,162            2,968
Dr. Manuel H. Johnson.........      2,000            291          10             57.5            1,950            1,121
Paul Kolton...................      2,000          3,352          10             57.0            2,165            1,235
Michael E. Nugent.............      1,850            553          10             57.5            1,950            1,121
John L. Schroeder.............      2,000            744           8             47.9            1,950              934


------------------------------

(2)  Based on current levels of compensation.



(3) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in Footnote (1) above.



(4) Of Mr. Haire's compensation from the Fund, $3,400 was paid to him as Chairman of the Committee of the Independent Directors ($2,400) and as Chairman of the Audit Committee ($1,000).



    The following table illustrates the compensation paid to the Fund's Independent Directors for the calendar year ended December 31, 1995 for services to the 79 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Kolton and Nugent, the 11 TCW/DW Funds that were in operation at December 31, 1995. With respect to Messrs. Haire, Johnson, Kolton and Nugent, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Schroeder was elected as a Trustee of the TCW/DW Funds on April 20, 1995.



           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                                   FOR SERVICE AS    TOTAL CASH
                               FOR SERVICE                          CHAIRMAN OF     COMPENSATION
                              AS DIRECTOR OR                       COMMITTEES OF    FOR SERVICES
                               TRUSTEE AND       FOR SERVICE AS     INDEPENDENT          TO
                             COMMITTEE MEMBER     TRUSTEE AND        DIRECTORS/        79 DEAN
                                OF 79 DEAN      COMMITTEE MEMBER    TRUSTEES AND       WITTER
                                  WITTER          OF 11 TCW/DW         AUDIT        FUNDS AND 11
NAME OF INDEPENDENT TRUSTEE       FUNDS              FUNDS           COMMITTEES     TCW/DW FUNDS
---------------------------  ----------------   ----------------   --------------   -------------
Michael Bozic..............      $126,050           --                 --             $126,050
Edwin J. Garn..............       136,450           --                 --              136,450
John R. Haire..............        98,450           $82,038           $217,350(5)      397,838
Dr. Manuel H. Johnson......       136,450            82,038            --              218,488
Paul Kolton................       136,450            54,788             36,900(6)      228,138
Michael E. Nugent..........       124,200            75,038            --              199,238
John L. Schroeder..........       136,450            46,964            --              183,414


------------------------

(5)  For the 79 Dean Witter Funds in operation at December 31, 1995.



(6)  For the 11 TCW/DW Funds in operation at December 31, 1995.



    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Directors as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

    As stated in the Prospectus, the Fund may invest more than 25% of its total assets in securities of issuers located in each of Japan and Hong Kong. While it is not anticipated that the Fund will invest more than 25% of its total assets in the securities of issuers located in each of Singapore, Thailand, Malaysia and South Korea, the Fund's Registration Statement will be amended to contain disclosure discussing the risks pertaining to a concentration of the Fund's assets in any such country at such time as the 25% level is exceeded.

    PRIVATE PLACEMENTS. The Fund may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A of the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.


    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Directors of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid", such security will not be included within the category of "illiquid securities", which is limited by the Fund's investment restrictions to 10% of the Fund's total assets.


    CONVERTIBLE SECURITIES. The Fund may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objectives.

    WARRANTS. The Fund may acquire warrants, including warrants which are attached to fixed-income securities purchased for its portfolio, and hold such warrants until the Investment Manager and/or the Sub-Advisor determines it is prudent to sell. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them.

    U.S. GOVERNMENT SECURITIES. Securities issued by the U.S. Government, its agencies or instrumentalities in which the Fund may invest include:

        (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

        (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.

    Neither the value nor the yield of the U.S. Government securities which may be invested in by the Fund are guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Fund will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities.

    ZERO COUPON TREASURY SECURITIES. A portion of the U.S. Government securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). The Fund intends to invest in such zero coupon treasury securities as STRIPS, Treasury Receipts, Physical Coupons, and Proprietary Receipts. However, the Fund does not intend, during its current fiscal year, to invest in such securities in amounts totalling more than 5% of its total assets.

    The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year. As a result, the Fund may be forced to liquidate portfolio securities at a time which may be disadvantageous to the Fund, in order to have sufficient cash to make requisite distributions.

    Currently the only U.S. Treasury security issued without coupons is the Treasury bill. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

    As stated in the Prospectus, the money market instruments which the Fund may purchase include U.S. Government securities, bank obligations, Eurodollar certificates of deposit, obligations of savings institutions, fully insured certificates of deposit and commercial paper. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1,000,000,000 or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR  CERTIFICATES  OF DEPOSIT.    Eurodollar certificates  of deposit
issued  by  foreign  branches   of  domestic  banks   having  total  assets   of
$1,000,000,000 or more;

    OBLIGATIONS  OF SAVINGS  INSTITUTIONS.   Certificates of  deposit of savings
banks and savings and loan associations, having total assets of $1,000,000,000 or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1,000,000,000, if the principal amount of the obligation is insured by the Federal Deposit Insurance Corporation, limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by S&P or the highest grade by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    As discussed in  the Prospectus,  the Fund  may enter  into forward  foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Such forward contracts will only be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    When management of the Fund believes that the currency of a particular foreign country may suffer a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. The Fund's custodian bank will place cash, U.S. Government securities or other appropriate liquid high grade debt securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

    Where, for example, the Fund is hedging a portfolio position consisting of foreign fixed-income securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency (however, the ability of the Fund to terminate a contract is contingent upon the willingness of the currency trader with whom the contract has been entered into to permit an offsetting transaction). It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

    If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    If the Fund purchases a fixed-income security which is denominated in U.S. dollars but which will pay out its principal based upon a formula tied to the exchange rate between the U.S. dollar and a foreign currency, it may hedge against a decline in the principal value of the security by entering into a forward contract to sell an amount of the relevant foreign currency equal to some or all of the principal value of the security.

    At times when the Fund has written a call option on a fixed-income security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call option has been written declining in value to a greater extent than the value of the premium received for the option. The Fund will maintain with its Custodian at all times, cash, U.S. Government securities, or other appropriate high grade debt obligations in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

OPTIONS AND FUTURES TRANSACTIONS

    As discussed in the Prospectus, the Fund may write covered call options against securities held in its portfolio and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of its investments (or anticipated investments) by purchasing put and call options on portfolio (or eligible portfolio) securities (and the currencies in which they are denominated) and engaging in transactions involving futures contracts and options on such contracts.

    Call and put options on U.S. Treasury notes, bonds and bills and on various foreign currencies are listed on several U.S. and foreign securities exchanges and are written in over-the-counter transactions ("OTC Options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell, to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the option would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange at the exercise price.

    OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

    The Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Fund may also write options to close out long call option positions.

    The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. While in the opinion of the management of the Fund, the market for such options has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    OTC OPTIONS. Exchange-listed options are issued by the OCC (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of the option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

    COVERED CALL WRITING. As stated in the Prospectus, the Fund is permitted to write covered call options on portfolio securities and on the U.S. Dollar and foreign currencies, without limit, in order to aid in achieving its investment objectives. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other high grade debt obligations which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written or a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

    As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

    If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

    Options written by the Fund will normally have expiration dates of up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options and Futures Transactions," below.

    PURCHASING CALL AND PUT OPTIONS. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase a call option in order to close out a covered call position (see "Covered Call Writing" above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

    The Fund may purchase put options on securities and currencies (or related currencies) which it holds in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. And such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.


    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates and market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. In writing puts, the Fund assumes the risk of loss should the market value of the underlying securities decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.


    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so.

    As discussed in the Prospectus, the Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on Option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).


    Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.


    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Fund's management.


    Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The extent to which the Fund may enter into transactions involving options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes" in the Prospectus).

    FUTURES CONTRACTS. As stated in the Prospectus, the Fund may purchase and sell interest rate, currency, and index futures contracts ("futures contracts"), that are traded on U.S. and foreign commodity exchanges, on such underlying securities as U.S. Treasury bonds, notes and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency futures") and on such indexes of U.S. and foreign securities as may exist or come into being ("index" futures).

    The Fund will purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. If it is anticipated that interest rates may rise and, concomitantly, the price of certain of its portfolio securities fall, the Fund may sell an interest rate futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

    The Fund will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices. If it is anticipated that the prices of securities held by the Fund may fall, the Fund may sell an index futures contract. Conversely, if the Fund wishes to hedge against anticipated price rises in those securities which the Fund intends to purchase, the Fund may purchase an index futures contract.


    The Fund will purchase or sell currency futures on currencies in which its portfolio securities (or anticipated portfolio securities) are denominated for the purposes of hedging against anticipated changes in currency exchange rates. The Fund will enter into currency futures contracts for the same reasons as set forth above for entering into forward foreign currency contracts; namely, to "lock-in" the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security's (or anticipated portfolio security's) denominated currency vis-a-vis a different currency.


    In addition to the above, interest rate, index and currency futures will be bought or sold in order to close out a short or long position maintained by the Fund in a corresponding futures contract.

    Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    INTEREST RATE FUTURES CONTRACTS. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other high grade short-term obligations equal to approximately 2% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.


    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities called "variation margin", with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with Maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

    CURRENCY FUTURES. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward foreign currency exchange contracts. The Investment Manager will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts its in foreign currency transactions and hedging strategy. Currently, currency futures exist for, among other foreign currencies, the Japanese yen, German mark, Canadian dollar, British pound, Swiss franc and European currency unit.

    Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

    Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Investment Manager's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

    INDEX FUTURES CONTRACTS. As discussed in the Prospectus, the Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Fund's management wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, the Fund might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Fund seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of the Fund portfolio.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.


    RISKS  OF  TRANSACTIONS  IN  FUTURES CONTRACTS  AND  RELATED  OPTIONS.   The
successful use of futures and related options depends on the ability of the Investment Manager to accurately predict market and interest rate movements. As stated in the Prospectus, the Fund may sell a futures contract to protect against the decline in the value of securities (or the currency in which they are denominated) held by the Fund. However, it is possible that the futures market may advance and the value of securities (or the currency in which they are denominated) held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy (or the currency in which they are denominated), and the value of such securities (currencies) decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    If the Fund has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other high grade debt obligations equal in value (when added to any initial or variation margin on deposit) to the market value of the securities (currencies) underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities (currencies) underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Fund holds a long position in a futures contract it will hold cash, U.S. Government securities or other high grade debt obligations equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities (and the currencies in which they are denominated) is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    As stated in the Prospectus, there may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities or currency markets and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

    As stated in the Prospectus, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    The extent to which the Fund may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes" in the Prospectus).

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

OTHER INVESTMENT POLICIES

    REPURCHASE AGREEMENTS. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. A repurchase agreement may be viewed as a type of secured lending by the Fund which typically involves the acquisition by the Fund of government securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, is always at least equal to the purchase price plus accrued interest. If required, additional collateral will be requested from the counterparty and when received, added to the account to maintain full collateralization. In the event the original seller defaults on its obligations to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover its investment may be restricted or delayed.

    The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. Repurchase agreements will be transacted only with large, well-capitalized and well-established financial institutions whose financial condition will be continuously monitored by the management of the Fund subject to procedures established by the Directors. The procedures also require that the collateral underlying the agreement be specified. The Fund does not presently intend to enter into repurchase agreements so that more than 5% of the Fund's net assets are subject to such agreements.


    REVERSE REPURCHASE AGREEMENTS. The Fund may also use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to its advantage to do so. The Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other appropriate liquid high grade obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements are considered borrowings by the Fund and, in accordance with legal requirements, the Fund will maintain an asset coverage (including the proceeds) of at least 300% with respect to all reverse repurchase agreements. Reverse repurchase agreements may not exceed 10% of the Fund's total assets. The Fund will make no purchases of portfolio securities while it is still subject to a reverse repurchase agreement. The Fund has not to date entered into any reverse repurchase agreements and presently has no intention of entering into reverse repurchase agreements during the coming year.


    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. As discussed in the Prospectus, from time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government securities or other high grade debt portfolio securities equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The Fund's management and the Directors do not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on such basis.

    WHEN, AS AND IF ISSUED SECURITIES. As discussed in the Prospectus, the Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other high grade debt portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund's management and the Directors do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or appropriate high-grade debt obligations, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Fund's management pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Directors of the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. The Fund has not, to date, lent any of its portfolio securities and it does not presently intend to lend any of its portfolio securities in the foreseeable future.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

         1. Purchase or sell real estate or interests therein (including real estate limited partnerships), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

         3. Borrow money (except insofar as to the Fund may be deemed to have borrowed by entrance into a reverse repurchase agreement up to an amount not exceeding 10% of the Fund's total assets), except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

         4. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options;
    (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

         5. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) by investment in repurchase or reverse repurchase agreements; or (c) by lending its portfolio securities.

        6.  Make short sales of securities.

        7. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        8. Invest for the purpose of exercising control or management of any other issuer.

        9. Purchase or sell commodities or commodities contracts except that the Fund may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

        10. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.)


        11. Purchase securities on margin (but the Fund may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

    In addition, as a nonfundamental policy, the Fund will not invest more than 5% of its net assets in warrants, including not more than 2% of such assets in warrants not listed on either a recognized domestic or foreign exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


    Subject to the general supervision of the Fund's Directors, the Investment Manager and the Sub-Advisor are responsible for decisions to buy and sell securities of the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. In the underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation equal to the underwriter's concession. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund paid $3,259,103, $10,812,577 and $7,683,917 in brokerage commissions during the fiscal years ended October 31, 1993, 1994 and 1995, respectively.



    The Investment Manager and the Sub-Advisor currently serve as investment advisers to a number of clients, including, in the case of the Investment Manager, other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager and the Sub-Advisor to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.


    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager and the Sub-Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager and the Sub-Advisor rely upon their experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement the Fund's policies, the Investment Manager and the Sub-Advisor effect transactions with those brokers and dealers who the Investment Manager and the Sub-Advisor believe provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager and/or the Sub-Advisor believe such prices and executions are obtainable from more than one broker or dealer, they may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager and/or the Sub-Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale;
statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Manager and the Sub-Advisor from brokers and dealers may be of benefit to the Investment Manager and the Sub-Advisor in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and the Sub-Advisor and thereby reduce their expenses, it is of indeterminable value and the fees paid to the Investment Manager and the Sub-Advisor are not reduced by any amount that may be attributable to the value of such services.

    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.


    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR and/or affiliated broker-dealers of the Sub-Advisor--Morgan Grenfell Asia and Partners Securities Pte. Limited, Deutsche Bank A.G., Deutsche Bank Capital Markets Ltd. and C.J. Lawrence, Morgan Grenfell Inc. In order for these broker-dealers to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by them must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow them to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Directors of the Fund, including a majority of the Directors who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to these broker-dealers are consistent with the foregoing standard. The Fund paid affiliated broker-dealers of the Sub-Advisor for transactions as follows:



                                                                                                       PERCENTAGE OF
                                                                                                     AGGREGATE DOLLAR
                                                                                                         AMOUNT OF
                                                                                                      EXECUTED TRADES
                                                           BROKERAGE             PERCENTAGE OF           ON WHICH
                                                        COMMISSIONS PAID           AGGREGATE             BROKERAGE
                                                         TO AFFILIATED             BROKERAGE            COMMISSIONS
                                                     BROKER OF SUB-ADVISOR      COMMISSIONS FOR        WERE PAID FOR
                                                        FOR FISCAL YEAR           FISCAL YEAR           FISCAL YEAR
                                                             ENDED                   ENDED                 ENDED
NAME OF BROKER                                              10/31/95               10/31/95              10/31/95
---------------------------------------------------  ----------------------  ---------------------  -------------------
Morgan Grenfell (Hong Kong) Securities Ltd.........       $    550,285                  7.16%                 6.06%
Morgan Grenfell Asia & Partners
 Securities Pte. Ltd...............................            200,391                  2.61                  2.20

PORTFOLIO TRADING

    It is anticipated that the Fund's portfolio turnover rate will not exceed 100% in any one year. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.

THE DISTRIBUTOR
--------------------------------------------------------------------------------


    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of DWDC. The Directors who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Directors"), approved, at their meeting held on October 30, 1992, the current Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. The present Distribution Agreement is substantively identical to the Fund's previous distribution agreement. The current Distribution Agreement took effect on June 30, 1993 upon the spin-off by Sears, Roebuck and Co. of its remaining shares of DWDC. By its terms, the Distribution Agreement had an initial term ending April 30, 1994, and provides that it will remain in effect from year to year thereafter if approved by the Directors. At their meeting held on April 20, 1995, the Directors, including all of the Independent Directors, approved the continuation of the Agreement until April 30, 1996.


    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


    PLAN OF DISTRIBUTION. To compensate the Distributor for the services it provides and for the expenses by the Distributor or any selected dealer under the Distribution Agreement, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which the Fund pays the Distributor compensation accrued daily and payable monthly at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. The Distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Redemption and Repurchases--Contingent Deferred Sales Charge" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received approximately $445,500, $2,068,000 and $4,234,570 in contingent deferred sales charges for the fiscal years ended October 31, 1993, 1994 and 1995, respectively.


    Under its terms, the Plan had an initial term ending April 30, 1991, and provided that it will remain in effect from year to year thereafter, provided such continuance is approved annually by a vote of the

Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1
Directors"). The Plan was most recently submitted to and approved for continuance by the Directors of the Fund, including a majority of the Independent 12b-1 Directors, at their meeting held on April 8, 1994, after evaluating all the information they deemed necessary to make an informed determination of whether the Plan should be continued. In making their determination to continue the Plan, the Directors considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan by DWR to the Fund and its shareholders. Based upon their review, the Directors of the Fund, including each of the Independent 12b-1 Directors, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Directors' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


    At their meeting held on October 30, 1992, the Directors of the Fund, including all of the independent 12b-1 Directors, had approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the facts that upon the reorganization described above the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and that DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as they had been before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At their meeting held on April 28, 1993, the Directors, including a majority of the Independent 12b-1 Directors, had also approved certain technical amendments to the Plan in connection with amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of Fair Practice. At their meeting held on October 26, 1995, the Directors of the Fund, including all of the Independent 12b-1 Directors, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization.


    The Distributor has informed the Fund that a portion of the fees payable by the Fund each year pursuant to the Plan equal to 0.25% of the Fund's average daily net assets is characterized as a "service fee" under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). Such portion of the fee is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by the Fund is characterized as an "asset-based sales charge" as defined in the aforementioned Rules of Fair Practice.


    Pursuant to the Plan and as required by Rule 12b-1, the Directors receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made. The Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended October 31, 1995 of $14,219,513. This amount is equal to payments required to be paid monthly by the Fund which were computed at the annual rate of 1.0% of the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived. This 12b-1 fee is treated by the Fund as an expense in the year it is accrued.


    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method shares of the Fund are sold without a sales load being deducted at the time of purchase, so that the full amount of an investor's purchase payment will be invested in shares without any deduction for sales charges. Shares of the Fund may be subject to a contingent deferred sales charge, payable to the Distributor, if redeemed during the six years after their purchase. DWR compensates its account executives by paying them, from its own funds, commissions for the sale of the Fund's shares, currently a gross sales credit of up to 5% of the amount sold and an annual residual commission of up to 0.25 of 1% of the current value of the amount sold. The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including: (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund share sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred on behalf of the Fund and opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of its distribution expenses to the Fund, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


    The Fund has paid 100% of the $14,219,513 accrued under the Plan for the fiscal year ended October 31, 1995 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $81,190,252 on behalf of the Fund since the inception of the Fund. It is estimated that this amount was spent in approximately the following ways: (i) 3.10% ($2,519,436)--advertising and promotional expenses; (ii) 0.38% ($310,500)--printing of prospectuses for distribution to other than current shareholders; and (iii) 96.52% ($78,360,316)--other expenses, including the gross sales credit and the carrying charge, of which 5.43% ($4,256,343) represents carrying charges, 38.04% ($29,804,618) represents commission credits to DWR branch offices for payments of commissions to account executives and 56.53% ($44,299,355) represents overhead and other branch office distribution-related expenses.



    At any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. DWR has advised the Fund that such excess amount, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's shares totalled $44,123,585 as of October 31, 1995. Because there is no requirement under the Plan that the Distributor be reimbursed for all its expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.


    No interested person of the Fund, nor any Director of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWR, or certain of its employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Directors in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Directors shall be committed to the discretion of the Independent Directors.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------


    The net asset value per share of the Fund is determined once daily at 4:00 p.m. New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time) on each day that the New York Stock Exchange is open and on each other day in which there is a sufficient degree of trading in the Fund's investments to affect the net asset value, except that the net asset value may not be computed on a day on which no orders to purchase, or tenders to sell or redeem, Fund shares have been received, by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day; President's Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.



    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the mean between their latest bid and asked prices. Futures are valued at the last sale price as of the close of the commodities exchange on which they trade unless the Directors determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Directors. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.


    Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to 4:00 p.m., New York time. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to 4:00 p.m., New York time. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and 4:00 p.m., New York time, and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Fund's Transfer Agent, Dean Witter Trust Company (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

    AUTOMATIC INVESTMENT  OF DIVIDENDS  AND  DISTRIBUTIONS.   As stated  in  the
Prospectus,   all  income   dividends  and   capital  gains   distributions  are
automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share in shares of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or another selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions.

    TARGETED DIVIDENDS.SM In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of an open-end Dean Witter Fund other than Dean Witter Pacific Growth Fund Inc. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

    EASYINVEST.SM Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to
EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution at the net asset value next determined after receipt by the Transfer Agent, without the imposition of a contingent deferred sales charge upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) check in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the contingent deferred sales charge applicable to the redemption of shares purchased during the preceding six years (see "Redemptions and Repurchases-- Contingent Deferred Sales Charge").

    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Account Executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account.

    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time by sending a check in any amount, not less than $100, payable to Dean Witter Pacific Growth Fund Inc., directly to the Fund's Transfer Agent. Such amounts will be applied to the purchase of Fund shares at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE


    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of the Fund may exchange their shares for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Intermediate Term U.S. Treasury Trust and for shares of five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are referred to hereinafter as "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a gain or loss.


    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

    As described below, and in the Prospectus under the captions "Exchange Privilege" and "Contingent Deferred Sales Charge," a contingent deferred sales charge ("CDSC") may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of the Fund or any other CDSC fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the investment period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a CDSC fund. However, in the case of shares exchanged for shares of an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a CDSC fund from the money market fund, with no CDSC being imposed on such exchange. The investment period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a CDSC fund are reacquired. Thus, a CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a CDSC fund.

    In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.


    When shares initially purchased in a CDSC fund are exchanged for shares of another CDSC fund, or for shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions (of the Fund or another Dean Witter Fund) and (iii) acquired in exchange for shares of front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. Shares of Dean Witter Strategist Fund acquired prior to November 8, 1989, shares of Dean Witter American Value Fund acquired prior to April 30, 1984, and shares of Dean Witter Dividend Growth Securities Inc. and Dean Witter Natural Resource Development Securities Inc. acquired prior to July 2, 1984, will be the first Free Shares to be exchanged. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that if shares held for identical periods of time but subject to different CDSC schedules are held in a block in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Contingent Deferred Sales Charge", any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.


    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected dealer for any transactions pursuant to this Exchange Privilege.

    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter New York Municipal Money Market Trust, Dean Witter Tax-Free Daily Income Trust and Dean Witter California Tax-Free Daily Income Trust although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases of as low as $5,000. The minimum initial investment for all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of money market funds, including the check writing feature, will not be available for funds held in that account.

    The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective(s), policies and restrictions.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. As stated in the Prospectus, shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.


    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a new prospectus.



    CONTINGENT DEFERRED SALES CHARGE. As stated in the Prospectus, a contingent deferred sales charge ("CDSC") will be imposed on any redemption by an investor if after such redemption the current value of the investor's shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Fund shares during the preceding six years. However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (See "Shareholder Services--Targeted Dividends"), plus
(c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (See "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six years. The CDSC will be paid to the Distributor.

    In determining the applicability of a CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.


    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Fund shares until the time of redemption of such shares. For purposes of determining the number of years from the time of any payments for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC:

                                                                      CONTINGENT DEFERRED
                             YEAR SINCE                                SALES CHARGE AS A
                              PURCHASE                                PERCENTAGE OF AMOUNT
                            PAYMENT MADE                                    REDEEMED
--------------------------------------------------------------------  --------------------
First...............................................................          5.0%
Second..............................................................          4.0%
Third...............................................................          3.0%
Fourth..............................................................          2.0%
Fifth...............................................................          2.0%
Sixth...............................................................          1.0%
Seventh and thereafter..............................................          None

    In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year period. This will result in any such CDSC being imposed at the lowest possible rate. Accordingly, shareholders may redeem, without incurring any CDSC, amounts equal to any net increase in the value of their shares above the amount of their purchase payments made within the past six years and amounts equal to the current value of shares purchased more than six years prior to the redemption and shares purchased through reinvestment of dividends or distributions or acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years of purchase which are in excess of these amounts and which redemptions are not (a) requested within one year of death or initial determination of disability of a shareholder, or (b) made pursuant to certain taxable distributions from retirement plans or retirement accounts, as described in the Prospectus.

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the contingent deferred sales charge or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro-rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable contingent deferred sales charge as if they had not been so transferred.

    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may within thirty days after the date of redemption or repurchase reinstate any portion of all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.

    Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes, but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

    INVOLUNTARY REDEMPTION. As discussed in the Prospectus, the Fund reserves the right, on 60 days' notice, to redeem, at their net asset value, the shares of any shareholder whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than $100 and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to $100 or more before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders would include such undistributed gains in their income and shareholders will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be generally short-term capital gains or losses.


    The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders.


    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund would be eligible and would determine whether or not to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such withholding taxes in their United States income tax returns as gross income, treat such respective pro rata portions as taxes paid by them, and deduct such respective pro rata portions in computing their taxable income or, alternatively, use them as foreign tax credits against their United States income taxes. If the Fund does elect to file the election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such withholding.

    SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS. In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency options, futures, or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund.

    Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

    The Fund may be subject to taxes in foreign countries in which it invests. In addition, if the Fund were deemed to be a resident of the United Kingdom for United Kingdom tax purposes or if the Fund were treated as being engaged in a trading activity through an agent in the United Kingdom, there is a risk that the United Kingdom would attempt to tax all or a portion of the Fund's gains or income. In light of the structure of the Fund and the terms and conditions of the Investment Management and Sub-Advisory Agreements, it is believed by the Investment Manager that any such risk is minimal.

    If the Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to shareholders. The U.S. Treasury issued proposed regulation section 1.1291-8 which establishes a mark-to-market regime which allows invest-ment companies investing in PFIC's to avoid most, if not all of the difficulties posed by the PFIC rules. In any event, it is not anticipated that any taxes on the Fund with respect to investments in PFIC's would be significant.

    Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of the Fund for the period November 30, 1990 (commencement of operations) through October 31, 1995 and for the fiscal year ended October 31, 1995 were 15.36% and -12.99%, respectively.



    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable contingent deferred sales charge. Based on this calculation, the average annual total returns for the Fund for the period November 30, 1990 through October 31, 1995 and for the fiscal year ended October 31, 1995 were 15.59% and -8.65%, respectively.



    In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any contingent deferred sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total returns for the period November 30, 1990 through October 31, 1995 and for the fiscal year ended October 31, 1995 were 103.87% and -8.65%, respectively.



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $20,387, $101,935 and $203,870, respectively, at October 31, 1995.


    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF COMMON STOCK
--------------------------------------------------------------------------------

    The Fund is authorized to issue 200,000,000 shares of common stock of $0.01 par value. Shares of the Fund, when issued, are fully paid, non-assessable, fully transferable and redeemable at the option of the holder. All shares are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. Except for agreements entered into by the Fund in its ordinary course of business within the limitations of the Fund's fundamental investment policies (which may be modified only by shareholder vote), the Fund will not issue any securities other than common stock.

    The shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

    The Fund's By-Laws provide that one or more of the Fund's Directors may be removed, either with or without cause, at any time by the affirmative vote of the Fund's shareholders holding a majority of the outstanding shares entitled to vote for the election of Directors. A special meeting of the shareholders of the Fund will be called by the Fund's Secretary upon the written request of shareholders entitled to vote at least 10% of the Fund's outstanding shares. The Fund will also comply with the provisions of Section 16(c) of the Act.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Chase Manhattan Bank N.A., One Chase Plaza, New York, New York 10005 is the Custodian of the Fund's assets in the United States and around the world. As Custodian, The Chase Manhattan Bank has contracted with various foreign banks and depositaries to hold portfolio securities of non-U.S. issuers on behalf of the Fund. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.


    Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager and Dean Witter Distributor Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, including providing subaccounting and recordkeeping services for certain retirement accounts; disbursing cash dividends and reinvesting dividends; processing account registration changes; handling purchase and redemption transactions; mailing prospectuses and reports; mailing and tabulating proxies; processing share certificate transactions; and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

    The Fund's fiscal year ends on October 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Directors.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Sheldon Curtis, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------


    The financial statements of the Fund for the year ended October 31, 1995 included in this Statement of Additional Information and incorporated by reference in the Prospectus, have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995

SHARES/PRINCIPAL
     AMOUNT                                            VALUE
------------------------------------------------------------------

                   COMMON AND PREFERRED STOCKS, WARRANTS, RIGHTS
                   AND BONDS (98.5%)
                   AUSTRALIA (1.3%)
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
       2,500,000   Fosters Brewing Group
                   Ltd.........................  $       2,375,000
                                                 -----------------
                   GOLD
         909,562   Western Mining Corp.
                   Holdings Ltd................          5,820,469
                                                 -----------------
                   LEISURE
       1,500,000   Burswood Property Trust
                   (Units)+....................          1,926,600
                                                 -----------------
                   METALS & MINING
         200,000   CRA Ltd.....................          3,076,480
         666,250   Odin Mining & Investment
                   Co., Ltd....................            167,096
                                                 -----------------
                                                         3,243,576
                                                 -----------------
                   OIL RELATED
       1,000,000   Santos, Ltd.................          2,698,000
                                                 -----------------
                   TRANSPORTATION
         237,250   Brambles Industries, Ltd....          2,517,128
                                                 -----------------

                   TOTAL AUSTRALIA.............         18,580,773
                                                 -----------------

                   CHINA (1.1%)
                   BUILDING MATERIALS
         230,000   Shanghai Yaohua Pilkington
                   Glass Co., Ltd. (B
                   Shares).....................            225,400
                                                 -----------------
                   CHEMICALS
         278,400   Jilin Chemical Industrial
                   Co., Ltd. (ADR).............          5,742,000
      15,650,000   Yizheng Chemical Fibre Co.
                   Ltd.........................          4,554,833
                                                 -----------------
                                                        10,296,833
                                                 -----------------
                   REAL ESTATE
         250,000   Shanghai Lujiazui (Class
                   B)..........................            177,500
                                                 -----------------
                   TRANSPORTATION
       2,040,000   Jinhui Shipping and
                   Transportation Ltd..........          2,129,573
                                                 -----------------
                   UTILITIES
         322,000   Shandong Huaneng Power Co.,
                   Ltd. (ADR)..................          2,576,000
                                                 -----------------
                   TOTAL CHINA.................         15,405,306
                                                 -----------------

SHARES/PRINCIPAL
     AMOUNT                                            VALUE
------------------------------------------------------------------

                   HONG KONG (27.7%)
                   BANKING
          33,838   Dao Heng Bank Group Ltd.....  $         124,089
       2,250,000   Guoco Group Ltd.............         10,419,362
       2,250,000   Hang Seng Bank..............         18,845,074
       1,152,800   HSBC Holdings PLC...........         16,775,754
       6,000,000   International Bank of
                   Asia........................          3,570,135
                                                 -----------------
                                                        49,734,414
                                                 -----------------
                   BUILDING & CONSTRUCTION
       4,509,000   Kumagai Gumi, Ltd...........          3,412,021
                                                 -----------------
                   BUSINESS SERVICES
       7,250,000   First Pacific Co. Ltd.......          8,346,484
                                                 -----------------
                   COMPUTER SERVICES
       5,702,000   Hanny Magnetics Holding,
                   Ltd.*.......................             76,707
      17,106,000   Hanny Magnetics Holding,
                   Ltd. (Rights)*..............              8,851
                                                 -----------------
                                                            85,558
                                                 -----------------
                   CONGLOMERATES
       1,706,000   Citic Pacific, Ltd..........          5,329,319
       8,000,000   Hutchison Whampoa, Ltd......         44,083,408
       1,331,000   Jardine Matheson Holdings
                   Ltd.........................          8,119,100
         199,413   New World Infrastructure
                   Ltd.........................            350,807
       2,522,000   Swire Pacific, Ltd. (Class
                   A)..........................         18,921,198
                                                 -----------------
                                                        76,803,832
                                                 -----------------
                   FINANCIAL SERVICES
      11,000,000   Manhattan Card Co. Ltd......          4,695,504
                                                 -----------------
                   INVESTMENT COMPANIES
         100,000   Investment Co. of China***
                   *...........................            675,000
                                                 -----------------
                   LEISURE
      26,462,000   CDL Hotels International,
                   Ltd.........................         11,980,261
       2,000,000   Hong Kong & Shanghai
                   Hotels......................          2,509,443
      15,000,000   Regal Hotels
                   International...............          2,813,422
       1,344,000   Television Broadcasts,
                   Ltd.........................          5,389,352
                                                 -----------------
                                                        22,692,478
                                                 -----------------
                   LIFE INSURANCE
       3,503,000   National Mutual Asia Ltd....          2,696,079
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                            VALUE
------------------------------------------------------------------
                   LODGING
       2,000,000   Shangri-La Asia Ltd.........  $       2,211,931
                                                 -----------------
                   MULTI-INDUSTRY
       1,200,000   Jardine Strategic Holdings
                   Ltd.........................          3,228,000
                                                 -----------------
                   OIL RELATED
       7,000,000   Hong Kong & China Gas Co....         11,363,636
                                                 -----------------
                   REAL ESTATE
       2,000,000   Amoy Properties, Ltd........          1,927,355
 $         2,000K  Amoy Properties, Ltd. 5.5%
                   due 12/29/49 (Conv.)........          1,530,000
       7,370,000   Cheung Kong (Holdings)
                   Ltd.........................         41,565,169
       3,000,000   Great Eagle Holding Co......          8,226,833
       3,000,000   Hang Lung Development Co....          4,986,547
         250,000   Hang Lung Development Co.
                   (Warrants due 10/31/97)*....             42,363
         700,000   Henderson Land Development
                   Co. Ltd.....................          4,192,322
       2,297,600   HKR International Ltd.......          1,991,245
         800,000   HKR International Ltd.
                   (Warrants due 06/23/00)*....            258,705
      HKD 10,500K  HKR International Ltd. 6.0%
                   due 06/26/00................          1,122,216
       5,478,000   Hon Kwok Land Investment....          1,665,196
       4,000,000   Hong Kong Land Holdings.....          7,200,000
       1,748,000   Hopewell Holdings...........          1,102,279
       1,508,000   Hysan Development Co.
                   Ltd.........................          3,842,759
         783,000   New Asia Realty & Trust Co.
                   (Class A)...................          1,342,002
       2,048,000   New World Development.......          7,973,922
         370,000   Realty Development Corp.
                   (Class A)...................          1,057,717
       4,753,500   Sun Hung Kai Properties,
                   Ltd.........................         37,968,726
       5,940,000   Tai Cheung Holdings.........          4,994,308
       2,000,000   Wharf (Holdings) Ltd........          6,752,212
                                                 -----------------
                                                       139,741,876
                                                 -----------------

SHARES/PRINCIPAL
     AMOUNT                                            VALUE
------------------------------------------------------------------

                   RETAIL - SPECIALTY APPAREL
       7,641,000   Giordano International
                   Ltd.........................  $       6,325,658
                                                 -----------------
                   TELECOMMUNICATIONS
       7,600,000   Champion Technology
                   Holdings....................            973,250
      11,000,000   Hong Kong Telecommunications
                   Ltd.........................         19,208,879
       8,300,000   S. Megga International
                   Holdings, Ltd...............            504,605
                                                 -----------------
                                                        20,686,734
                                                 -----------------
                   TRANSPORTATION
       5,000,000   Cathay Pacific Airways......          7,373,105
                                                 -----------------
                   UTILITIES
       2,400,000   China Light & Power Co.
                   Ltd.........................         12,790,397
       4,012,631   Consolidated Electric Power
                   Asia Ltd....................          8,123,050
       5,500,000   Hong Kong Electric Holdings
                   Ltd.........................         18,710,871
                                                 -----------------
                                                        39,624,318
                                                 -----------------

                   TOTAL HONG KONG.............        399,696,628
                                                 -----------------

                   INDONESIA (7.8%)
                   AUTO
       3,190,000   PT Astra International......          6,394,053
                                                 -----------------
                   AUTO RELATED
       2,000,000   PT Gadjah Tunggal...........          1,277,533
                                                 -----------------
                   BANKING
       3,332,500   PT Panin Bank...............          3,670,154
                                                 -----------------
                   BUILDING MATERIALS
       4,409,030   PT Mulia Industrindo........         13,013,437
       2,080,000   PT Semen Gresik.............          5,406,167
                                                 -----------------
                                                        18,419,604
                                                 -----------------
                   CEMENT
       1,086,500   PT Indocement...............          4,020,529
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                            VALUE
------------------------------------------------------------------
                   CONGLOMERATES
       4,480,000   PT Citra Marga Nusaphala
                   Persada.....................  $       3,700,441
                                                 -----------------
                   CONSTRUCTION EQUIPMENT
       1,012,000   PT United Tractors..........          2,006,167
                                                 -----------------
                   FINANCIAL SERVICES
               5   Peregrine Indonesia
                   (Units)+*** *...............          1,525,000
                                                 -----------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
       2,547,500   PT Hanjaya Mandala
                   Sampoerna...................         23,567,181
       1,222,225   PT Indofood Sukses Makmur...          5,653,464
                                                 -----------------
                                                        29,220,645
                                                 -----------------
                   FOREST PRODUCTS, PAPER & PACKAGING
         184,000   Asia Pacific Resources
                   International Holdings Ltd.
                   (Class A) (ADR)*............          1,334,000
       5,048,320   PT Indah Kiat Pulp Paper
                   Corp........................          4,948,243
       4,000,000   PT Inti Indorayon Utama.....          4,933,921
       4,534,350   PT Pabrikkertas Tjiwi
                   Kimia.......................          8,389,546
                                                 -----------------
                                                        19,605,710
                                                 -----------------
                   METALS
         322,300   PT Tambang Timah (GDR)......          3,862,766
                                                 -----------------
                   PHOTOGRAPHY
         980,000   PT Modern Photo & Film
                   Co..........................          5,957,709
                                                 -----------------
                   REAL ESTATE
       1,104,000   PT Lippo Land Development...            875,419
             400   PT Modernland Realty,
                   Ltd.........................                564
                                                 -----------------
                                                           875,983
                                                 -----------------
                   TELECOMMUNICATIONS
       2,650,000   PT Indosat..................          8,988,987
                                                 -----------------
                   TEXTILES
         875,000   PT Indorama Synthetics......          2,900,606
                                                 -----------------

                   TOTAL INDONESIA.............        112,425,887
                                                 -----------------

SHARES/PRINCIPAL
     AMOUNT                                            VALUE
------------------------------------------------------------------

                   JAPAN (13.1%)
                   AGRICULTURE
          30,000   Yukiguni Maitake Co.,
                   Ltd.........................  $         576,188
                                                 -----------------
                   APPAREL
             500   Goldwin, Inc................              3,621
                                                 -----------------
                   APPLIANCES & HOUSEHOLD DURABLES
          50,000   Juken Sangyo................            578,148
                                                 -----------------
                   AUTO RELATED
          70,000   Mitsuba Electric Mfg Co.....            713,376
                                                 -----------------
                   AUTOMOTIVE
          13,500   Autobacs Seven Co...........          1,276,580
         145,000   Honda Motor Co..............          2,529,152
                                                 -----------------
                                                         3,805,732
                                                 -----------------
                   BANKING
         268,000   Asahi Bank, Ltd.............          2,678,687
         193,000   Bank of Tokyo...............          2,817,932
         131,000   Dai-Ichi Kangyo Bank........          2,220,774
         189,000   Mitsui Trust & Banking......          1,514,963
          30,000   Sanshin Corp................            390,985
         150,000   Sanwa Bank, Ltd.............          2,557,570
         163,000   Shizuoka Bank...............          1,932,680
         145,000   Sumitomo Bank...............          2,571,779
         142,000   Sumitomo Trust & Banking....          1,641,940
                                                 -----------------
                                                        18,327,310
                                                 -----------------
                   BUILDING & CONSTRUCTION
          35,000   Higashi Nihon House.........            469,868
          30,000   Hosoda Corp.................            202,842
          50,000   Kaneshita Construction......            632,043
          90,000   Maeda Road Construction.....          1,613,915
          86,000   Raito Kogyo Co..............          1,769,721
          25,000   Sankyo Frontier Co., Ltd....            396,864
          86,000   Sumitomo Forestry Co.,
                   Ltd.........................          1,213,523
                                                 -----------------
                                                         6,298,776
                                                 -----------------
                   BUILDING MATERIALS
          35,000   Oriental Construction Co....            740,813
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                            VALUE
------------------------------------------------------------------
                   BUSINESS SERVICES
          65,000   Ichiken Co., Ltd............  $         582,803
          22,000   Nippon Kanzai...............            625,184
          15,000   Nissin Co., Ltd.............            734,934
          41,000   Secom.......................          2,675,747
          60,000   Tanseisha...................            567,369
                                                 -----------------
                                                         5,186,037
                                                 -----------------
                   CHEMICALS
          20,000   Maezawa Kasei Industries....            783,929
         386,000   Mitsubishi Chemical Corp....          1,755,061
          88,000   Shin-Etsu Chemical Co.......          1,802,254
          20,000   SK Kaken Co., Ltd...........            450,759
                                                 -----------------
                                                         4,792,003
                                                 -----------------
                   COMMERCIAL SERVICES
          20,000   Nichii Gakkan Co............            874,081
                                                 -----------------
                   COMPUTER SERVICES
          20,000   Enix Corp...................            725,135
          30,000   Nintendo Co., Ltd...........          2,210,681
                                                 -----------------
                                                         2,935,816
                                                 -----------------
                   COMPUTER SOFTWARE & SERVICES
              60   NTT Data Communications
                   Systems Corp................          1,505,145
                                                 -----------------
                   COMPUTERS
         230,000   Fujitsu, Ltd................          2,749,632
          12,000   I-O Data Device, Inc........            858,403
          36,000   Japan Digital Laboratory....            723,175
          10,000   Mars Engineering Corp.......            730,034
          33,300   TKC Corp....................            730,936
                                                 -----------------
                                                         5,792,180
                                                 -----------------
                   COMPUTERS - SYSTEMS
          30,000   Daiwabo Information Systems
                   Co..........................            861,342
                                                 -----------------
                   CONSTRUCTION & HOUSING
          45,000   Mitsui Home Co., Ltd........            639,392
                                                 -----------------
                   ELECTRICAL & ELECTRONICS
          30,000   Fujitsu Business Systems....            758,452
                                                 -----------------
                   ELECTRICAL EQUIPMENT
          55,000   Alpine Electronics Inc......            765,311
          45,000   Tokin Corp..................            696,717
                                                 -----------------
                                                         1,462,028
                                                 -----------------

SHARES/PRINCIPAL
     AMOUNT                                            VALUE
------------------------------------------------------------------

                   ELECTRONIC & ELECTRICAL EQUIPMENT
          70,000   Aiwa Co.....................  $       1,522,783
     Y   100,000K  Canon, Inc. 1.2% due
                   12/20/05 (Conv.)............          1,166,095
     Y    95,000K  Canon, Inc. 1.3% due
                   12/19/08 (Conv.)............          1,107,790
         264,000   Hitachi, Ltd................          2,716,316
          41,000   Kyocera Corp................          3,366,781
          20,000   Mabuchi Motor Co............          1,213,131
          40,000   Mitsui High-Tec.............          1,085,742
          60,000   Mitsumi Electric Co. Ltd....          1,452,229
          49,000   Murata Manufacturing Co.,
                   Ltd.........................          1,723,763
          25,000   Nihon Dempa Kogyo...........            641,842
          56,000   Nitto Electric Works........            768,251
         110,000   Omron Corp..................          2,576,188
         140,000   Sharp Corp..................          1,948,065
          40,000   Sony Corp...................          1,803,038
          50,000   Tokyo Electron Ltd..........          2,175,404
                                                 -----------------
                                                        25,267,418
                                                 -----------------
                   ELECTRONICS
          28,000   Ryoyo Electro Corp..........            655,757
          20,000   Shinko Electric
                   Industries..................            872,122
                                                 -----------------
                                                         1,527,879
                                                 -----------------
                   ENGINEERING & CONSTRUCTION
           4,000   Chudenko Corp...............            146,203
          22,000   Japan Industrial Land
                   Development.................            823,518
         250,000   Kajima Corp.................          2,312,592
                                                 -----------------
                                                         3,282,313
                                                 -----------------
                   ENTERTAINMENT
          22,000   H.I.S. Co. Ltd..............            851,543
                                                 -----------------
                   FINANCIAL SERVICES
         143,000   Daiwa Securities Co.,
                   Ltd.........................          1,681,529
          43,000   Nichiei Co., Ltd. (Kyoto)...          2,675,649
         120,000   Nomura Securities Co.,
                   Ltd.........................          2,198,922
          62,200   Promise Co., Ltd............          2,456,306
           8,000   Sanyo Shinpan Finance Co.,
                   Ltd.........................            572,269
          12,000   Shinki Co. Ltd..............            413,915
                                                 -----------------
                                                         9,998,590
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                            VALUE
------------------------------------------------------------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          41,000   Amway Japan, Ltd............  $       1,566,879
         101,000   Nippon Meat Packers, Inc....          1,375,698
          15,000   Plenus Co., Ltd.............            709,946
          50,000   Stamina Foods...............            636,943
              65   Yoshinoya D & C Co., Ltd....          1,031,847
                                                 -----------------
                                                         5,321,313
                                                 -----------------
                   FOREST PRODUCTS, PAPER & PACKAGING
          48,000   Daishowa Paper Manufacturing
                   Co. Ltd.....................            353,239
         148,000   New Oji Paper Co., Ltd......          1,361,803
         335,000   Nippon Paper Industries
                   Co..........................          2,307,741
                                                 -----------------
                                                         4,022,783
                                                 -----------------
                   HEALTH & PERSONAL CARE
          40,000   Kawasumi Laboratories,
                   Inc.........................            544,831
                                                 -----------------
                   HOUSEHOLD FURNISHINGS & APPLIANCES
          25,000   Beltecno Corp...............            347,869
                                                 -----------------
                   INDUSTRIALS
         130,000   Nippon Thompson Co..........          1,063,694
                                                 -----------------
                   INSURANCE
         180,000   Tokio Marine & Fire
                   Insurance Co................          1,852,033
         273,000   Yasuda Fire & Marine
                   Insurance...................          1,658,599
                                                 -----------------
                                                         3,510,632
                                                 -----------------
                   LEISURE TIME/EQUIPMENT
          25,000   Honma Golf Co. Ltd..........            619,794
                                                 -----------------
                   MACHINE TOOLS
         110,000   OSG Corporation.............            776,090
                                                 -----------------
                   MACHINERY
          76,000   Aichi Corp..................            603,234
          53,000   Fanuc, Ltd..................          2,300,734
          34,000   Fuji Machine Manufacturing
                   Co..........................          1,282,705
          22,000   Keyence Corp................          2,716,316
         334,000   Minebea Co., Ltd............          2,716,512
         325,000   Mitsubishi Heavy Industries,
                   Ltd.........................          2,512,739
          50,000   Sansei Yusoki Co., Ltd......            494,855
         100,000   Sintokogio..................            744,733
                                                 -----------------
                                                        13,371,828
                                                 -----------------

SHARES/PRINCIPAL
     AMOUNT                                            VALUE
------------------------------------------------------------------

                   MANUFACTURING
          45,000   Arcland Sakamoto............  $         582,068
          90,000   Bridgestone Metalpha
                   Corp........................            978,932
         100,000   Daiwa House Industry........          1,499,265
          90,000   Itoki Crebio Corp...........            673,787
          15,000   KDD.........................          1,212,641
          46,000   Nichiha Corp................            766,291
         104,000   Nippon Electric Glass Co.,
                   Ltd.........................          1,926,115
         143,000   Takara Standard Co..........          1,471,338
                                                 -----------------
                                                         9,110,437
                                                 -----------------
                   MEDICAL SUPPLIES
          10,000   Paramount Bed Co............            722,195
                                                 -----------------
                   MERCHANDISING
          30,000   Misumi Corp.................          1,052,425
                                                 -----------------
                   METALS & MINING
         570,000   Kawasaki Steel Corp.........          1,899,069
         286,000   Nippon Light Metal Co.......          1,552,611
         560,000   Nippon Steel Co.............          1,860,265
                                                 -----------------
                                                         5,311,945
                                                 -----------------
                   METALS - STEEL
          60,000   Takada Kiko.................            579,128
                                                 -----------------
                   MULTI-INDUSTRY
          94,000   Mitsui & Co.................            749,789
          42,000   Trusco Nakayama Corp........            794,317
          55,000   Yamae Hisano................            625,184
                                                 -----------------
                                                         2,169,290
                                                 -----------------
                   NATURAL GAS
         365,000   Tokyo Gas Co., Ltd..........          1,287,604
                                                 -----------------
                   OIL RELATED
         147,000   General Sekiyu..............          1,330,995
                                                 -----------------
                   PHARMACEUTICALS
         122,000   Eisai Co. Ltd...............          2,068,202
          50,000   Hitachi Medical Corp........            636,943
      SFr    900K  Kuraya Corp. 0.5% due
                   03/31/98 (Conv.)............            723,568
          28,000   Ono Pharmaceutical Co.......          1,111,220
          60,000   Santen Pharmaceutical Co....          1,422,832
          23,000   Seikagaku Corp..............            592,749
          12,000   Towa Pharmaceutical Co.,
                   Ltd.........................            564,429
                                                 -----------------
                                                         7,119,943
                                                 -----------------
                   REAL ESTATE
          65,000   Cesar Co....................            464,331
          60,000   Chubu Sekiwa Real Estate,
                   Ltd.........................            793,729
          60,000   Fuso Lexel, Inc.............            440,960
          50,000   Kansai Sekiwa Real Estate...            832,925
         247,000   Mitsui Fudosan Co...........          2,831,847
          85,000   Sekiwa Real Estate..........            624,694
                                                 -----------------
                                                         5,988,486
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                            VALUE
------------------------------------------------------------------
                   RETAIL
          26,000   Belluna Co., Ltd............  $         486,624
          14,400   Fast Retailing Co., Ltd.....            704,125
     Y   159,000K  Izumi Co., Ltd. 1.7% due
                   08/30/02 (Conv.)............          1,690,495
          35,000   Ministop Co., Ltd...........            850,563
          55,000   Shimachu Co., Ltd...........          1,455,169
          70,000   Shimano, Inc................          1,303,283
          17,000   Sundrug Co., Ltd............            653,013
          26,000   Xebio Co. Ltd...............            968,153
                                                 -----------------
                                                         8,111,425
                                                 -----------------
                   RETAIL - GENERAL MERCHANDISE
          26,000   Circle K Japan Co. Ltd......            993,630
          10,000   Ryohin Keikaku Co. Ltd......            658,501
                                                 -----------------
                                                         1,652,131
                                                 -----------------
                   RETAIL - SPECIALTY
          30,000   Paris Miki Inc..............            952,474
                                                 -----------------
                   TELECOMMUNICATIONS
             330   DDI Corp....................          2,680,745
          85,000   Nippon Comsys Co............            899,559
                                                 -----------------
                                                         3,580,304
                                                 -----------------
                   TEXTILES
          50,000   Chuo Warehouse..............            538,951
         190,000   Kuraray Co. Ltd.............          1,880,451
          22,100   Maruco Co., Ltd.............          1,269,045
          20,000   Yagi Corp...................            235,179
                                                 -----------------
                                                         3,923,626
                                                 -----------------
                   TRANSPORTATION
             470   East Japan Railway Co.......          2,224,498
         180,000   Fukuyama Transporting Co....          1,511,612
         175,000   Kamigumi Co. Ltd............          1,586,232
                                                 -----------------
                                                         5,322,342
                                                 -----------------
                   UTILITIES - ELECTRIC
          69,360   Hokkaido Electric Power.....          1,610,810
          67,670   Kyushu Electric Power.......          1,604,717
                                                 -----------------
                                                         3,215,527
                                                 -----------------
                   WHOLESALE & INTERNATIONAL TRADE
          12,000   Satori Electric Co. Ltd.....            558,550
                                                 -----------------
                   WHOLESALE DISTRIBUTOR
          50,000   Wakita & Co.................            651,641
                                                 -----------------
                   TOTAL JAPAN.................        188,997,485
                                                 -----------------

SHARES/PRINCIPAL
     AMOUNT                                            VALUE
------------------------------------------------------------------

                   MALAYSIA (13.3%)
                   AGRICULTURE
       1,330,000   Highlands & Lowlands
                   Berhad......................  $       2,073,135
                                                 -----------------
                   AUTOMOTIVE
         529,000   Cycle & Carriage Bintang
                   Berhad......................          2,186,381
       1,200,000   Edaran Otomobil Nasional
                   Berhad......................          9,446,959
                                                 -----------------
                                                        11,633,340
                                                 -----------------
                   BANKING
       1,350,000   Malayan Banking Berhad......         10,893,525
       4,825,000   Public Bank Berhad..........          8,192,430
                                                 -----------------
                                                        19,085,955
                                                 -----------------
                   BANKS - COMMERCIAL
       1,250,000   Kwong Yik Bank..............          2,583,153
                                                 -----------------
                   BUILDING & CONSTRUCTION
       1,030,000   Hume Industries (Malaysia)
                   Berhad......................          5,513,875
       1,158,000   Kedah Cement Berhad.........          1,805,031
       2,666,666   Metacorp Berhad.............          6,770,319
         570,000   Nam Fatt Berhad.............          1,548,120
       1,200,000   Sungei Way Holdings
                   Berhad......................          4,038,575
         250,000   Sungei Way Holdings Berhad
                   (Warrants due 06/29/99)*....            295,217
       2,000,000   United Engineers Ltd........         12,438,496
                                                 -----------------
                                                        32,409,633
                                                 -----------------
                   BUSINESS SERVICES
         608,000   Dunlop Estates Berhad.......          1,364,141
                                                 -----------------
                   CONGLOMERATES
       4,735,000   Renong Berhad...............          7,231,569
                                                 -----------------
                   CONSTRUCTION PLANT & EQUIPMENT
         600,000   YTL Corp. Berhad............          3,259,201
                                                 -----------------
                   ELECTRONIC & ELECTRICAL EQUIPMENT
         574,000   Leader Universal Holdings
                   Berhad......................          1,547,687
                                                 -----------------
                   ENTERTAINMENT
       1,450,000   Genting Berhad..............         12,499,508
         782,000   Magnum Corporation Berhad...          1,329,754
                                                 -----------------
                                                        13,829,262
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                            VALUE
------------------------------------------------------------------
                   FINANCIAL SERVICES
          43,000   Arab Malaysian Corp.
                   Berhad......................  $         144,716
       5,137,500   Arab Malaysian Corp. Berhad
                   (New).......................          2,406,465
       1,266,666   Arab Malaysian Finance
                   Berhad......................          4,437,444
       1,469,500   Hong Leong Credit Berhad....          6,247,038
       3,113,000   Public Finance Berhad.......          5,857,170
       1,000,000   Rashid Hussain Berhad.......          2,479,827
                                                 -----------------
                                                        21,572,660
                                                 -----------------
                   FOREST PRODUCTS, PAPER & PACKAGING
         700,000   Kian Joo Can Factory
                   Berhad......................          2,755,363
                                                 -----------------
                   GAS
         614,000   Petronas Gas Berhad.........          2,078,488
                                                 -----------------
                   MANUFACTURING
         878,750   O.Y.L. Industries Berhad....          6,606,623
                                                 -----------------
                   MULTI-INDUSTRY
       1,000,000   Nylex Berhad................          2,932,494
                                                 -----------------
                   MULTI-LINE INSURANCE
         700,000   Pacific & Orient Berhad.....          1,914,977
                                                 -----------------
                   PLANTATION
       1,500,000   Kuala Lumpur Kepong
                   Berhad......................          4,044,479
                                                 -----------------
                   REAL ESTATE
       3,239,500   Land & General Berhad.......          7,523,342
       2,507,000   Pelangi Berhad..............          2,447,298
       1,781,000   Sime UEP Properties
                   Berhad......................          3,112,631
       1,831,000   Taiping Consolidated
                   Berhad......................          2,753,167
                                                 -----------------
                                                        15,836,438
                                                 -----------------
                   TELECOMMUNICATIONS
       3,200,000   Technology Resource
                   Industries Berhad*..........          8,124,385
       2,500,000   Telekom Malaysia Berhad.....         17,909,860
                                                 -----------------
                                                        26,034,245
                                                 -----------------
                   UTILITIES
         500,000   Malakoff Berhad.............          1,485,928
          56,000   Prime Utilities Berhad......            518,008
       3,100,000   Tenaga Nasional Berhad......         11,714,229
                                                 -----------------
                                                        13,718,165
                                                 -----------------
                   TOTAL MALAYSIA..............        192,511,008
                                                 -----------------

SHARES/PRINCIPAL
     AMOUNT                                            VALUE
------------------------------------------------------------------

                   PAKISTAN (0.1%)
                   TELECOMMUNICATIONS
          14,700   Pakistan Telecommunications
                   Corp.*......................  $       1,381,800
                                                 -----------------

                   PHILIPPINES (2.7%)
                   BANKING
           5,530   Philippine National Bank....             46,615
                                                 -----------------
                   BUILDING & CONSTRUCTION
         599,850   Bacnotan Consolidated
                   Industries..................          3,925,115
                                                 -----------------
                   CONGLOMERATES
      10,000,000   Aboitiz Equity Ventures
                   Inc.*.......................          1,905,312
       2,945,000   First Philippine Holdings
                   Corp. (B Shares)............          6,234,604
         644,490   Metro Pacific Corp. (Class
                   A)..........................             93,027
                                                 -----------------
                                                         8,232,943
                                                 -----------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         795,000   San Miguel Corp. (B
                   Shares).....................          2,631,640
                                                 -----------------
                   FOREST PRODUCTS, PAPER & PACKAGING
      12,840,000   Paper Industries Corp.......          4,200,924
                                                 -----------------
                   MULTI-INDUSTRY
       2,019,844   Ayala Corp. (B Shares)......          2,060,272
                                                 -----------------
                   REAL ESTATE
      15,000,000   Belle Corp.*................          2,280,600
      11,708,000   Filinvest Land, Inc.*.......          3,154,580
                                                 -----------------
                                                         5,435,180
                                                 -----------------
                   TELECOMMUNICATIONS
       6,447,000   Pilipino Telephone Corp.....          5,707,506
                                                 -----------------
                   UTILITIES
          95,245   Manila Electric Co. (B
                   Shares).....................            711,221
          18,000   Philippine Long
                   Distance Telephone Co.......          1,004,619
          85,950   Philippine Long Distance
                   Telephone Co. (ADR).........          4,823,944
                                                 -----------------
                                                         6,539,784
                                                 -----------------

                   TOTAL PHILIPPINES...........         38,779,979
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                            VALUE
------------------------------------------------------------------

                   SINGAPORE (12.1%)
                   AUTOMOTIVE
         400,000   Cycle and Carriage Ltd......  $       3,565,617
                                                 -----------------
                   BANKING
       1,535,250   Development Bank of
                   Singapore, Ltd..............         17,595,366
       1,500,000   Overseas Chinese Banking
                   Corp., Ltd..................         17,615,847
       1,029,000   Overseas Union Bank, Ltd....          6,406,226
       2,100,000   United Overseas Bank,
                   Ltd.........................         18,422,356
                                                 -----------------
                                                        60,039,795
                                                 -----------------
                   CONGLOMERATES
       1,129,000   Keppel Corp., Ltd...........          9,265,228
                                                 -----------------
                   ELECTRONIC & ELECTRICAL EQUIPMENT
          59,500   Creative Technology
                   (ADR)*......................            691,688
       1,300,000   Venture Manufacturing,
                   Ltd.........................          3,862,752
                                                 -----------------
                                                         4,554,440
                                                 -----------------
                   FINANCE
       1,237,000   Hong Leong Finance Ltd......          3,745,568
         250,000   Hong Leong Finance Ltd.
                   (Warrants due 09/15/98)*....            217,545
                                                 -----------------
                                                         3,963,113
                                                 -----------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         550,000   Fraser & Neave Ltd..........          6,498,054
          52,000   Fraser & Neave Ltd.
                   (Warrants due 05/27/98)*....            275,911
                                                 -----------------
                                                         6,773,965
                                                 -----------------
                   HOTELS
         800,000   Overseas Union Enterprise
                   Ltd.........................          4,244,782
       1,322,000   Republic Hotels & Resorts
                   Ltd.........................          1,533,838
         364,400   Republic Hotels & Resorts
                   Ltd. (Warrants due
                   07/12/00)*..................            150,813
                                                 -----------------
                                                         5,929,433
                                                 -----------------
                   MACHINERY
         700,000   Van Der Horst Ltd...........          3,590,378
                                                 -----------------
                   METALS - MISCELLANEOUS
       2,323,000   Amtek Engineering, Ltd......          4,765,971
                                                 -----------------
                   PUBLISHING
         360,000   Singapore Press Holdings....          5,628,582
                                                 -----------------

SHARES/PRINCIPAL
     AMOUNT                                            VALUE
------------------------------------------------------------------

                   REAL ESTATE
         148,000   Bukit Sembawang Estates
                   Ltd.........................  $       3,162,080
       2,394,400   City Developments, Ltd......         14,822,073
       2,000,000   DBS Land Ltd................          5,914,397
         810,000   Singapore Land Ltd..........          4,527,060
       2,500,000   United Overseas Land,
                   Ltd.........................          4,492,395
                                                 -----------------
                                                        32,918,005
                                                 -----------------
                   SHIPBUILDING
       1,232,000   Far East Levingston
                   Shipbuilding Ltd............          5,316,731
         500,000   Jurong Shipyard, Ltd........          3,325,080
         750,000   Sembawang Maritime..........          2,536,258
                                                 -----------------
                                                        11,178,069
                                                 -----------------
                   STEEL & IRON
       2,000,000   Natsteel Ltd................          4,032,543
                                                 -----------------
                   TRANSPORTATION
       2,000,000   Singapore Airlines Ltd......         18,535,550
                                                 -----------------

                   TOTAL SINGAPORE.............        174,740,689
                                                 -----------------

                   SOUTH KOREA (7.6%)
                   AUTOMOTIVE
          42,000   Hyundai Motor Co., Ltd.
                   (GDR).......................            735,000
                                                 -----------------
                   BANKING
         300,000   Cho Hung Bank...............          3,960,267
          64,001   Hana Bank...................          1,338,408
         206,522   Kangwon Bank................          2,321,382
          86,598   Shinhan Bank................          1,788,326
          16,305   Shinhan Bank (New)..........            328,188
                                                 -----------------
                                                         9,736,571
                                                 -----------------
                   BREWERY
          49,361   Chosun Brewery Co...........          1,793,538
                                                 -----------------
                   BROKERAGE
         130,000   L.G. Securities.............          2,854,529
                                                 -----------------
                   BUILDING MATERIALS
         120,000   Tong Yang Cement Co.........          4,062,214
                                                 -----------------
                   CHEMICALS
         150,000   Lucky Co Ltd................          3,548,556
                                                 -----------------
                   ELECTRONIC & ELECTRICAL EQUIPMENT
          24,905   Samsung Electronics Co......          5,468,619
          13,853   Samsung Electronics Co.
                   (GDR) (Non-Voting)..........            912,566
           2,511   Samsung Electronics Co.
                   (GDR) (Voting)..............            276,210
           2,634   Samsung Electronics Co.
                   (GDR) (Voting) - 144A**.....            289,740
           5,000   Samsung Electronics Co.
                   (GDS) - 144A**..............            329,375
                                                 -----------------
                                                         7,276,510
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                            VALUE
------------------------------------------------------------------
                   ENGINEERING & CONSTRUCTION
          92,201   Dong-Ah Construction
                   Industrial Co...............  $       3,699,609
          12,634   Dong-Ah Construction
                   Industrial Co. (Rights)*....            120,544
         167,000   Hyundai Engineering &
                   Construction Co.............          8,818,194
                                                 -----------------
                                                        12,638,347
                                                 -----------------
                   FINANCIAL SERVICES
         150,000   Daewoo Securities Co........          4,862,109
         111,509   KFB Securities..............          2,186,165
           2,740   Ssangyong Investment &
                   Securities Co., Ltd.........             56,583
                                                 -----------------
                                                         7,104,857
                                                 -----------------
                   FOREST PRODUCTS, PAPER & PACKAGING
         120,000   Han Kuk Paper Manufacturing
                   Co..........................          4,266,109
                                                 -----------------
                   INVESTMENT COMPANIES
          55,000   Atlantis Korean Smaller
                   Companies*..................          2,928,750
         165,000   Clemente Korea Emerging
                   Growth Fund*................          1,567,500
                                                 -----------------
                                                         4,496,250
                                                 -----------------
                   MANUFACTURING
          88,000   Kum Ho & Co., Inc...........          1,034,009
                                                 -----------------
                   METALS & MINING
         350,000   Poongsan Corp...............          7,502,287
                                                 -----------------
                   OIL RELATED
 $           965K  Ssangyong Oil Refining Co.,
                   Ltd. 3.75% due 12/31/08
                   (Conv.).....................          1,013,250
         180,000   Yukong, Ltd. (GDS)..........          6,775,585
                                                 -----------------
                                                         7,788,835
                                                 -----------------
                   STEEL & IRON
         140,000   Dongbu Steel Co.............          5,013,724
         106,449   Dongkuk Steel Mill Co.......          3,102,618
          15,000   Korea Iron and Steel
                   Works.......................          2,803,555
           1,440   Pohang Iron & Steel, Ltd....            125,348
         427,700   Pohang Iron & Steel, Ltd.
                   (ADR).......................         11,013,275
                                                 -----------------
                                                        22,058,520
                                                 -----------------
                   TRANSPORTATION
          86,857   Han Jin Transportation
                   Co..........................          3,155,959
                                                 -----------------
                   UTILITIES - ELECTRIC
         120,000   Korea Electric Power
                   Corp........................          4,940,531
                                                 -----------------
                   WHOLESALE DISTRIBUTOR
         300,000   Daewoo Corporation..........          4,156,319
                                                 -----------------

                   TOTAL SOUTH KOREA...........        109,148,941
                                                 -----------------

SHARES/PRINCIPAL
     AMOUNT                                            VALUE
------------------------------------------------------------------

                   TAIWAN (1.9%)
                   ELECTRONIC & ELECTRICAL EQUIPMENT
 $         2,868K  United Micro Electronics
                   1.25% due 06/08/04
                   (Conv.).....................  $       3,957,840
                                                 -----------------
                   ELECTRONICS
         433,619   GVC Corp. (GDR) - 144A**....          3,685,761
         255,364   Yageo Corp. (GDR)...........          2,489,799
                                                 -----------------
                                                         6,175,560
                                                 -----------------
                   INVESTMENT COMPANIES
         430,000   Taiwan American Fund*.......          4,461,250
                                                 -----------------
                   STEEL & IRON
          90,800   China Steel Corp. (GDS).....          1,651,198
                                                 -----------------
                   TEXTILES
 $         5,150K  Far Eastern Textile 4.0% due
                   10/07/06 (Conv.)............          5,871,000
                                                 -----------------
                   TRANSPORTATION
 $         6,000K  U-Ming Marine Transport 1.5%
                   due 02/07/01 (Conv.)........          5,925,000
                                                 -----------------

                   TOTAL TAIWAN................         28,041,848
                                                 -----------------

                   THAILAND (9.8%)
                   AUTOMOTIVE
         615,000   Swedish Motor Corp., Ltd....          2,737,679
                                                 -----------------
                   BANKING
       4,450,000   Krung Thai Bank Public Co.,
                   Ltd.........................         17,686,804
       7,371,300   Siam City Bank Ltd..........          9,375,262
         181,600   Siam Commercial Bank Co.,
                   Ltd.........................          2,122,035
       3,152,080   Thai Military Bank, Ltd.....         12,402,859
                                                 -----------------
                                                        41,586,960
                                                 -----------------
                   BUILDING MATERIALS
         209,300   Siam Cement Co., Ltd........         11,413,339
         396,000   Siam City Cement Co.,
                   Ltd.........................          6,547,536
       1,557,000   Thai-German Ceramic Industry
                   Co., Ltd....................          4,393,760
       1,280,000   Tipco Asphalt Co., Ltd......          7,071,542
       1,200,000   TPI Polene Co., Ltd.........          8,108,108
                                                 -----------------
                                                        37,534,285
                                                 -----------------
                   CHEMICALS
       2,850,000   National Petrochemical......          6,739,865
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                            VALUE
------------------------------------------------------------------
                   FINANCIAL SERVICES
         200,000   Securities One, Ltd.........  $       1,796,502
          33,333   Securities One, Ltd.
                   (Warrants due 1998)*........             13,248
                                                 -----------------
                                                         1,809,750
                                                 -----------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         516,000   Charoen Pokphand Feedmill
                   Co. Ltd.....................          2,625,119
                                                 -----------------
                   FOREST PRODUCTS, PAPER & PACKAGING
       1,210,000   Siam Pulp & Paper Co.,
                   Ltd.........................          3,462,639
                                                 -----------------
                   INVESTMENT COMPANIES
      11,840,300   Ruang Khao 2 Fund...........          5,882,502
                                                 -----------------
                   METALS & MINING
         166,000   Ban Pu Coal Co., Ltd........          3,985,056
                                                 -----------------
                   REAL ESTATE
       1,200,000   Juldis Development Co.,
                   Ltd.........................          3,076,311
         365,700   Land & House Co. Ltd........          5,901,200
       2,000,000   Tanayong Co. Ltd............          2,980,922
                                                 -----------------
                                                        11,958,433
                                                 -----------------
                   TELECOMMUNICATIONS
         623,500   Advanced Information
                   Services....................          9,912,560
         900,000   Jasmine International Public
                   Co., Ltd....................          5,151,033
         372,000   United Communication
                   Industry....................          4,672,178
                                                 -----------------
                                                        19,735,771
                                                 -----------------
                   TRANSPORTATION
         104,000   Regional Container Line Co.,
                   Ltd.........................          1,297,933
         719,300   Thai Airways International
                   Ltd.........................          1,293,654
                                                 -----------------
                                                         2,591,587
                                                 -----------------

                   TOTAL THAILAND..............        140,649,646
                                                 -----------------

                   TOTAL COMMON AND PREFERRED
                   STOCKS, WARRANTS, RIGHTS AND
                   BONDS (IDENTIFIED COST
                   $1,371,211,578).............      1,420,359,990
                                                 -----------------

    CURRENCY
    AMOUNT IN
    THOUSANDS                                          VALUE
------------------------------------------------------------------

                   PURCHASED PUT OPTION ON FOREIGN CURRENCY (0.4%)
     Y17,587,500   January 10, 1996/
                   Y100.50 (Identified Cost
                   $4,637,500).................          5,355,000
                                                 -----------------

    PRINCIPAL
    AMOUNT IN
    THOUSANDS                                          VALUE
------------------------------------------------------------------

                   SHORT-TERM INVESTMENT (a) (1.2%)
                   COMMERCIAL PAPER
                   AUTOMOTIVE FINANCE
 $        17,900   Ford Motor Credit Co. 5.70%
                   due 11/01/95 (Amortized Cost
                   $17,900,000)................  $      17,900,000
                                                 -----------------

TOTAL INVESTMENTS
(IDENTIFIED COST
$1,393,749,078) (B)........      100.1%  1,443,614,990

LIABILITIES IN EXCESS OF
CASH AND OTHER ASSETS......       (0.1)     (2,066,179)
                                 -----   -------------

NET ASSETS.................      100.0%  $1,441,548,811
                                 -----   -------------
                                 -----   -------------

---------------------
ADR  American Depository Receipt.
GDR  Global Depository Receipt.
GDS  Global Depository Share.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
*** Partially paid shares. Resale is restricted to qualified institutional investors.
 + Consists of more than one class of securities traded together as a unit; generally stocks with attached warrants.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes is $1,420,860,746; the aggregate gross unrealized appreciation is $142,741,488 and the aggregate gross unrealized depreciation is $119,987,244, resulting in net unrealized appreciation of $22,754,244.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 1995:

                                                       UNREALIZED
     CONTRACTS           IN EXCHANGE      DELIVERY   APPRECIATION/
    TO DELIVER               FOR            DATE     (DEPRECIATION)
-------------------------------------------------------------------
         $1,473,931   IDR  3,341,771,089  11/01/95   $     (1,785)
          $  46,626     MYR      118,617  11/06/95             64
         $1,330,147    SGD     1,879,099  11/13/95           (753)
                                                          -------
      Net unrealized depreciation..................  $     (2,474)
                                                          -------
                                                          -------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
SUMMARY OF INVESTMENTS OCTOBER 31, 1995

                                                                  PERCENT OF
INDUSTRY                                         VALUE            NET ASSETS
------------------------------------------------------------------------------
Agriculture............................  $           2,649,323           0.2%
Apparel................................                  3,621           0.0
Appliances & Household Durables........                578,148           0.0
Auto...................................              6,394,053           0.4
Auto Related...........................              1,990,909           0.1
Automotive.............................             22,477,368           1.6
Automotive Finance.....................             17,900,000           1.2
Banking................................            202,227,774          14.0
Banks - Commercial.....................              2,583,153           0.2
Brewery................................              1,793,538           0.1
Brokerage..............................              2,854,529           0.2
Building & Construction................             46,045,545           3.2
Building Materials.....................             60,982,316           4.2
Business Services......................             14,896,662           1.0
Cement.................................              4,020,529           0.3
Chemicals..............................             25,377,257           1.8
Commercial Services....................              3,809,897           0.3
Computer Services......................                 85,558           0.0
Computer Software & Services...........              1,505,145           0.1
Computers..............................              5,792,180           0.4
Computers - Systems....................                861,342           0.1
Conglomerates..........................            105,234,013           7.3
Construction & Housing.................                639,392           0.0
Construction Equipment.................              2,006,167           0.1
Construction Plant & Equipment.........              3,259,201           0.2
Electrical & Electronics...............                758,452           0.1
Electrical Equipment...................              1,462,028           0.1
Electronic & Electrical Equipment......             42,603,895           3.0
Electronics............................              7,703,439           0.5
Engineering & Construction.............             15,920,660           1.1
Entertainment..........................             14,680,805           1.0
Finance................................              3,963,113           0.3
Financial Services.....................             46,706,361           3.2
Food, Beverage, Tobacco & Household
  Products.............................             48,947,682           3.4
Foreign Currency Put Option............              5,355,000           0.4
Forest Products, Paper & Packaging.....             38,313,528           2.7
Gas....................................              2,078,488           0.1
Gold...................................              5,820,469           0.4
Health & Personal Care.................                544,831           0.0
Hotels.................................              5,929,433           0.4
Household Furnishings & Appliances.....                347,869           0.0
Industrials............................              1,063,694           0.1
Insurance..............................              3,510,632           0.2

                                                                  PERCENT OF
INDUSTRY                                         VALUE            NET ASSETS
------------------------------------------------------------------------------
Investment Companies...................  $          15,515,002           1.1%
Leisure................................             24,619,078           1.7
Leisure Time/Equipment.................                619,794           0.0
Life Insurance.........................              2,696,079           0.2
Lodging................................              2,211,931           0.2
Machine Tools..........................                776,090           0.1
Machinery..............................             16,962,206           1.2
Manufacturing..........................             16,751,069           1.2
Medical Supplies.......................                722,195           0.1
Merchandising..........................              1,052,425           0.1
Metals.................................              3,862,766           0.3
Metals & Mining........................             20,042,864           1.4
Metals - Miscellaneous.................              4,765,971           0.3
Metals - Steel.........................                579,128           0.0
Multi-Industry.........................             10,390,056           0.7
Multi-Line Insurance...................              1,914,977           0.1
Natural Gas............................              1,287,604           0.1
Oil Related............................             23,181,466           1.6
Pharmaceuticals........................              7,119,943           0.5
Photography............................              5,957,709           0.4
Plantation.............................              4,044,479           0.3
Publishing.............................              5,628,582           0.4
Real Estate............................            212,931,901          14.8
Retail.................................              8,111,425           0.6
Retail - General Merchandise...........              1,652,131           0.1
Retail - Specialty.....................                952,474           0.1
Retail - Specialty Apparel.............              6,325,658           0.4
Shipbuilding...........................             11,178,069           0.8
Steel & Iron...........................             27,742,261           1.9
Telecommunications.....................             86,115,347           6.0
Textiles...............................             12,695,232           0.9
Transportation.........................             47,550,244           3.3
Utilities..............................             62,458,267           4.3
Utilities - Electric...................              8,156,058           0.6
Wholesale & International Trade........                558,550           0.0
Wholesale Distributor..................              4,807,960           0.3
                                         ---------------------         -----
                                         $       1,443,614,990         100.1%
                                         ---------------------         -----
                                         ---------------------         -----

                                                                  PERCENT OF
TYPE OF INVESTMENT                               VALUE            NET ASSETS
------------------------------------------------------------------------------
Bonds..................................  $          24,107,254           1.7%
Common and Preferred Stocks............          1,394,869,541          96.7
Foreign Currency Put
  Option...............................              5,355,000           0.4
Rights.................................                129,395           0.0
Short-Term Investment..................             17,900,000           1.2
Warrants...............................              1,253,800           0.1
                                         ---------------------         -----
                                         $       1,443,614,990         100.1%
                                         ---------------------         -----
                                         ---------------------         -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

ASSETS:
Investments in securities, at value
  (identified cost $1,393,749,078)..........................  $1,443,614,990
Cash (including $3,782,058 in foreign currency).............       5,437,937
Receivable for:
    Investments sold........................................       5,783,295
    Capital stock sold......................................       4,123,395
    Dividends...............................................       1,680,404
    Interest................................................         275,459
    Foreign withholding taxes reclaimed.....................           8,427
Deferred organizational expenses............................           2,336
Receivable from affiliate...................................          22,025
Prepaid expenses and other assets...........................          82,864
                                                              --------------

     TOTAL ASSETS...........................................   1,461,031,132
                                                              --------------

LIABILITIES:
Payable for:
    Investments purchased...................................      14,865,268
    Plan of distribution fee................................       1,291,894
    Investment management fee...............................       1,271,135
    Capital stock repurchased...............................       1,261,535
Accrued expenses and other payables.........................         792,489
Commitments (Note 8)
                                                              --------------

     TOTAL LIABILITIES......................................      19,482,321
                                                              --------------

NET ASSETS:
Paid-in-capital.............................................   1,388,669,791
Net unrealized appreciation.................................      49,847,869
Accumulated undistributed net investment income.............      14,407,774
Accumulated net realized loss...............................     (11,376,623)
                                                              --------------

     NET ASSETS.............................................  $1,441,548,811
                                                              --------------
                                                              --------------

NET ASSET VALUE PER SHARE,
  76,803,856 SHARES OUTSTANDING (200,000,000 SHARES
  AUTHORIZED OF $.01 PAR VALUE).............................
                                                                      $18.77
                                                              --------------
                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1995

NET INVESTMENT INCOME:

INCOME
Dividends (net of $2,650,313 foreign withholding tax).......  $  37,437,001
Interest (net of $3,428 foreign withholding tax)............      2,320,546
                                                              -------------

     TOTAL INCOME...........................................     39,757,547
                                                              -------------

EXPENSES
Plan of distribution fee....................................     14,219,513
Investment management fee...................................     14,008,538
Custodian fees..............................................      3,727,087
Transfer agent fees and expenses............................      2,408,141
Shareholder reports and notices.............................        201,068
Professional fees...........................................        115,887
Registration fees...........................................         33,729
Directors' fees and expenses................................         33,571
Organizational expenses.....................................         28,419
Other.......................................................         27,123
                                                              -------------

     TOTAL EXPENSES.........................................     34,803,076
                                                              -------------

     NET INVESTMENT INCOME..................................      4,954,471
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments.............................................      3,304,814
    Foreign exchange transactions...........................     17,008,480
                                                              -------------

     TOTAL GAIN.............................................     20,313,294
                                                              -------------
Net change in unrealized appreciation on:
    Investments.............................................   (162,180,329)
    Translation of forward foreign currency contracts, other
      assets and liabilities denominated in foreign
      currencies............................................        (36,056)
                                                              -------------

     TOTAL DEPRECIATION.....................................   (162,216,385)
                                                              -------------

     NET LOSS...............................................   (141,903,091)
                                                              -------------

NET DECREASE................................................  $(136,948,620)
                                                              -------------
                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR       FOR THE YEAR
                                                                   ENDED              ENDED
                                                              OCTOBER 31, 1995   OCTOBER 31, 1994
-------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)................................   $     4,954,471    $    (8,562,249)
Net realized gain...........................................        20,313,294         63,639,554
Net change in unrealized appreciation.......................      (162,216,385)        31,399,834
                                                              ----------------   ----------------

     NET INCREASE (DECREASE)................................      (136,948,620)        86,477,139

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................          (225,409)         --
Net realized gain...........................................       (70,810,154)       (13,872,858)
                                                              ----------------   ----------------

     TOTAL..................................................       (71,035,563)       (13,872,858)
                                                              ----------------   ----------------
Net increase from capital stock transactions................        78,945,257        803,593,702
                                                              ----------------   ----------------

     TOTAL INCREASE (DECREASE)..............................      (129,038,926)       876,197,983

NET ASSETS:
Beginning of period.........................................     1,570,587,737        694,389,754
                                                              ----------------   ----------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME AND
    ACCUMULATED NET INVESTMENT LOSS OF $14,407,774 AND
    $21,875,178, RESPECTIVELY)..............................   $ 1,441,548,811    $ 1,570,587,737
                                                              ----------------   ----------------
                                                              ----------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Pacific Growth Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund was incorporated in Maryland on June 13, 1990 and commenced operations on November 30, 1990.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Directors); (2) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked price;
(3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (5) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

DEAN WITTER PACIFIC GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

C. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes a call option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received.

When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

DEAN WITTER PACIFIC GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Fund in the amount of approximately $142,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the Fund on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 1.0% to the portion of average daily net assets not exceeding $1 billion and 0.95% to the portion of average daily net assets in excess of $1 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

DEAN WITTER PACIFIC GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

Under a Sub-Advisory Agreement between Morgan Grenfell Investment Services Limited (the "Sub-Advisor") and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

DEAN WITTER PACIFIC GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

The Distributor has informed the Fund that for the year ended October 31, 1995, it received approximately $4,235,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1995 aggregated $727,319,409 and $704,713,269, respectively.

For the year ended October 31, 1995, the Fund incurred $750,676 in brokerage commissions with affiliates of Morgan Grenfell for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1995, the Fund had transfer agent fees and expenses payable of approximately $256,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors/Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1995 included in Directors' fees and expenses in the Statement of Operations amounted to $12,045. At October 31, 1995, the Fund had an accrued pension liability of $26,776 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                                FOR THE YEAR ENDED             FOR THE YEAR ENDED
                                                                 OCTOBER 31, 1995               OCTOBER 31, 1994
                                                           ----------------------------   ----------------------------
                                                             SHARES          AMOUNT         SHARES          AMOUNT
                                                           -----------   --------------   -----------   --------------
Sold.....................................................   26,287,993   $  491,348,677    54,026,401   $1,146,362,977
Reinvestment of distributions............................    3,643,200       67,435,626       577,238       12,878,176
                                                           -----------   --------------   -----------   --------------
                                                            29,931,193      558,784,303    54,603,639    1,159,241,153
Repurchased..............................................  (25,829,636)    (479,839,046)  (16,968,849)    (355,647,451)
                                                           -----------   --------------   -----------   --------------
Net increase.............................................    4,101,557   $   78,945,257    37,634,790   $  803,593,702
                                                           -----------   --------------   -----------   --------------
                                                           -----------   --------------   -----------   --------------

DEAN WITTER PACIFIC GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

6. FEDERAL INCOME TAX STATUS

At October 31, 1995, the Fund had a net capital loss carryover of approximately $3,193,000 which will be available through October 31, 2003 to offset future capital gains to the extent provided by regulations.

As of October 31, 1995, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of passive foreign investment companies ("PFICs") and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to foreign currency gains and tax adjustments on PFICs sold by the Fund. To reflect reclassifications arising from permanent book/ tax differences for the year ended October 31, 1995, undistributed net investment income was credited and accumulated net realized loss was charged $31,553,890.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

At October 31, 1995, there were no outstanding forward contracts other than those used to facilitate settlement of foreign currency denominated portfolio transactions.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 1995, the Fund's cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Fund's custodian.

8. COMMITMENTS

As of October 31, 1995, the Fund had outstanding commitments resulting from the purchase of partially paid portfolio securities which are subject to installment payments as follows:

                                             TOTAL
                                          OUTSTANDING
                ISSUER                    COMMITMENT
--------------------------------------  ---------------
Peregrine Indonesia (Units)              $   1,050,000
Investment Co. of China                  $     308,000


                ISSUER                                                   INSTALLMENT PAYMENT TERMS

--------------------------------------  --------------------------------------------------------------------------------------------

Peregrine Indonesia (Units)             Balance payable in three equal installments on January 1, 1996, July 1, 1996 and January 1,

                                        1997.

Investment Co. of China                 Balance payable in two equal installments upon notification by the issuer.


DEAN WITTER PACIFIC GROWTH FUND INC.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                                                                FOR THE PERIOD
                                                        FOR THE YEAR ENDED OCTOBER 31         NOVEMBER 30, 1990*
                                                    -------------------------------------          THROUGH
                                                     1995      1994      1993     1992**       OCTOBER 31, 1991
------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..............  $ 21.60   $ 19.80   $ 12.69   $ 11.72           $  10.00
                                                    -------   -------   -------   -------             ------

Net investment income (loss)......................     0.08     (0.10)    (0.04)    (0.01)              0.06
Net realized and unrealized gain (loss)...........    (1.94)     2.22      7.15      1.14               1.69
                                                    -------   -------   -------   -------             ------

Total from investment operations..................    (1.86)     2.12      7.11      1.13               1.75
                                                    -------   -------   -------   -------             ------

Less dividends and distributions from:
   Net investment income..........................    --        --        --        (0.01)             (0.03)
   Net realized gain..............................    (0.97)    (0.32)    --        (0.15)            --
                                                    -------   -------   -------   -------             ------

Total dividends and distributions.................    (0.97)    (0.32)    --        (0.16)             (0.03)
                                                    -------   -------   -------   -------             ------

Net asset value, end of period....................  $ 18.77   $ 21.60   $ 19.80   $ 12.69           $  11.72
                                                    -------   -------   -------   -------             ------
                                                    -------   -------   -------   -------             ------

TOTAL INVESTMENT RETURN+..........................    (8.65)%   10.69%    56.13%     9.86%             17.54%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................     2.45%     2.41%     2.38%     2.77%              2.43%(2)(3)

Net investment income (loss)......................     0.35%    (0.70)%   (0.46)%   (0.30)%             0.61%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in millions............   $1,442    $1,571      $694      $177                $86

Portfolio turnover rate...........................       50%       35%       30%       73%                70%(1)

---------------------
 *   Commencement of operations.
** Net investment loss was computed based upon the monthly average shares outstanding.
 +   Does not reflect the deduction of sales charge.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the above annualized expense and net investment income ratios would have been 2.83% and 0.22%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DEAN WITTER PACIFIC GROWTH FUND INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Pacific Growth Fund Inc. (the "Fund") at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period November 30, 1990 (commencement of operations) through October 31, 1991, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 22, 1995

--------------------------------------------------------------------------------
                      1995 FEDERAL TAX NOTICE (UNAUDITED)

       During the year ended October 31, 1995, the Fund paid to shareholders $0.80 per share from long-term capital gains.

                      DEAN WITTER PACIFIC GROWTH FUND INC.

                            PART C  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  FINANCIAL STATEMENTS

          (1) Financial statements and schedules, included in Prospectus (Part A):

                                                                            Page
                                                                              in
                                                                      Prospectus
                                                                      ----------

          Financial highlights for the period November 30, 1990
          through October 31, 1991 and for the fiscal years
          ended October 31, 1992, 1993, 1994 and 1995.................        04


          (2)  Financial statements included in the Statement of
          Additional Information (Part B):
                                                                            Page
                                                                              in
                                                                             SAI
                                                                             ---


          Portfolio of Investments at October 31, 1995..........              46
          Statement of assets and liabilities at
          October 31, 1995......................................              57
          Statement of operations for the year ended
          October 31, 1995......................................              58
          Statement of changes in net assets for the
          years ended October 31, 1994 and 1995.................              59

          Notes to Financial Statements.........................              60

          Financial highlights for the period November 30, 1990
          through October 31, 1991 and for the fiscal years
          ended October 31, 1992, 1993, 1994 and 1995.................        66

          (3) Financial statements included in Part C:

          None

   (b)    EXHIBITS

   1.(a)  --    Articles of Incorporation*

     (b)  --    Amendment to the Articles of Incorporation, dated
                November 29, 1990*

   2.     --    Amended and Restated By-Laws

   6.     --    Form of Selected Dealers Agreement

   8.     --    Custody Agreement*

   9.     --    Form of Services Agreement between InterCapital and
                Dean Witter Services Company Inc.

  11.     --    Consent of Independent Accountants

  15.     --    Amended and Restated Plan of Distribution Pursuant to
                Rule 12b-1

  16.     --    Schedule for Computation of Performance Quotations

  27.     --    Financial Data Schedule

-----------------
  * Previously filed; re-filed via EDGAR with this Amendment to the Registration Statement. All other exhibits were previously filed and are hereby incorporated by reference.


Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None

Item 26.  NUMBER OF HOLDERS OF SECURITIES.

         (1)                                    (2)
                                     Number of Record Holders
     Title of Class                    at December 31, 1995
     --------------                  -----------------------

Shares of Common Stock                       194,641

Item 27.  INDEMNIFICATION

       Reference is made to Section 3.15 of the Registrant's By-Laws and Section 2-418 of the Maryland General Corporation Law.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the Investment Manager, Registrant's Directors, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Director, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.


Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "The Fund and Its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

     The term "Dean Witter Funds" used below refers to the following registered investment companies:

CLOSED-END INVESTMENT COMPANIES
 (1) InterCapital Income Securities Inc.
 (2) High Income Advantage Trust
 (3) High Income Advantage Trust II
 (4) High Income Advantage Trust III
 (5) Municipal Income Trust
 (6) Municipal Income Trust II
 (7) Municipal Income Trust III
 (8) Dean Witter Government Income Trust
 (9) Municipal Premium Income Trust
(10) Municipal Income Opportunities Trust
(11) Municipal Income Opportunities Trust II
(12) Municipal Income Opportunities Trust III
(13) Prime Income Trust

(14) InterCapital Insured Municipal Bond Trust
(15) InterCapital Quality Municipal Income Trust
(16) InterCapital Quality Municipal Investment Trust
(17) InterCapital Insured Municipal Income Trust
(18) InterCapital California Insured Municipal Income Trust
(19) InterCapital Insured Municipal Trust
(20) InterCapital Quality Municipal Securities
(21) InterCapital New York Quality Municipal Securities
(22) InterCapital California Quality Municipal Securities
(23) InterCapital Insured California Municipal Securities
(24) InterCapital Insured Municipal Securities

OPEN-END INVESTMENT COMPANIES:
 (1) Dean Witter Short-Term Bond Fund
 (2) Dean Witter Tax-Exempt Securities Trust
 (3) Dean Witter Tax-Free Daily Income Trust
 (4) Dean Witter Dividend Growth Securities Inc.
 (5) Dean Witter Convertible Securities Trust
 (6) Dean Witter Liquid Asset Fund Inc.
 (7) Dean Witter Developing Growth Securities Trust
 (8) Dean Witter Retirement Series
 (9) Dean Witter Federal Securities Trust
(10) Dean Witter World Wide Investment Trust
(11) Dean Witter U.S. Government Securities Trust
(12) Dean Witter Select Municipal Reinvestment Fund
(13) Dean Witter High Yield Securities Inc.
(14) Dean Witter Intermediate Income Securities
(15) Dean Witter New York Tax-Free Income Fund
(16) Dean Witter California Tax-Free Income Fund
(17) Dean Witter Health Sciences Trust
(18) Dean Witter California Tax-Free Daily Income Trust
(19) Dean Witter Strategist Fund
(20) Dean Witter American Value Fund
(21) Dean Witter Information Fund
(22) Dean Witter Utilities Fund
(23) Dean Witter World Wide Income Trust
(24) Dean Witter New York Municipal Money Market Trust
(25) Dean Witter Capital Growth Securities
(26) Dean Witter Precious Metals and Minerals Trust
(27) Dean Witter European Growth Fund Inc.
(28) Dean Witter Global Short-Term Income Fund Inc.
(29) Dean Witter Pacific Growth Fund Inc.
(30) Dean Witter Multi-State Municipal Series Trust
(31) Dean Witter Premier Income Trust
(32) Dean Witter Short-Term U.S. Treasury Trust
(33) Dean Witter Diversified Income Trust
(34) Dean Witter U.S. Government Money Market Trust
(35) Dean Witter Global Dividend Growth Securities
(36) Active Assets California Tax-Free Trust
(37) Dean Witter Natural Resource Development Securities Inc.
(38) Active Assets Government Securities Trust
(39) Active Assets Money Trust
(40) Active Assets Tax-Free Trust
(41) Dean Witter Limited Term Municipal Trust

(42) Dean Witter Variable Investment Series
(43) Dean Witter Value-Added Market Series
(44) Dean Witter Global Utilities Fund
(45) Dean Witter High Income Securities
(46) Dean Witter National Municipal Trust
(47) Dean Witter International SmallCap Fund
(48) Dean Witter Mid-Cap Growth Fund
(49) Dean Witter Select Dimensions Investment Series
(50) Dean Witter Global Asset Allocation Fund
(51) Dean Witter Balanced Growth Fund
(52) Dean Witter Balanced Income Fund
(53) Dean Witter Hawaii Municipal Trust
(54) Dean Witter Capital Appreciation Fund
(55) Dean Witter Intermediate Term U.S. Treasury Trust


The term "TCW/DW Funds" refers to the following registered investment companies:

OPEN-END INVESTMENT COMPANIES
 (1) TCW/DW Core Equity Trust
 (2) TCW/DW North American Government Income Trust
 (3) TCW/DW Latin American Growth Fund
 (4) TCW/DW Income and Growth Fund
 (5) TCW/DW Small Cap Growth Fund
 (6) TCW/DW Balanced Fund
 (7) TCW/DW Total Return Trust
 (8) TCW/DW Mid-Cap Equity Trust

CLOSED-END INVESTMENT COMPANIES
 (1) TCW/DW Term Trust 2000
 (2) TCW/DW Term Trust 2002
 (3) TCW/DW Term Trust 2003
 (4) TCW/DW Emerging Markets Opportunities Trust




NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Charles A. Fiumefreddo        Executive Vice President and Director of Dean
Chairman, Chief               Witter Reynolds Inc. ("DWR"); Chairman, Chief
Executive Officer and         Executive Officer and Director of Dean Witter
Director                      Distributors Inc. ("Distributors") and Dean
                              Witter Services Company Inc. ("DWSC"); Chairman and Director of Dean Witter Trust Company
                              ("DWTC"); Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter
                              Funds and Chairman, Chief Executive Officer and
                              Trustee of the TCW/DW Funds; Formerly Executive
                              Vice President and Director of Dean Witter,
                              Discover & Co. ("DWDC"); Director and/or officer of various DWDC subsidiaries.

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Philip J. Purcell             Chairman, Chief Executive Officer and Director of
Director                      of DWDC and DWR; Director of DWSC and
                              Distributors; Director or Trustee of the Dean
                              Witter Funds; Director and/or officer of various
                              DWDC subsidiaries.

Richard M. DeMartini          Executive Vice President of DWDC; President and
Director                      Chief Operating Officer of Dean Witter Capital;
                              Director of DWR, DWSC, Distributors and DWTC;
                              Trustee of the TCW/DW Funds.

James F. Higgins              Executive Vice President of DWDC; President and
Director                      Chief Operating Officer of Dean Witter Financial;
                              Director of DWR, DWSC, Distributors and DWTC.

Thomas C. Schneider           Executive Vice President and Chief Financial
Executive Vice                Officer of DWDC, DWR, DWSC and Distributors;
President, Chief              Director of DWR, DWSC and Distributors.
Financial Officer and
Director

Christine A. Edwards          Executive Vice President, Secretary and General
Director                      Counsel of DWDC and DWR; Executive Vice President,
                              Secretary and Chief Legal Officer of Distributors;
                              Director of DWR, DWSC and Distributors.

Robert M. Scanlan             President and Chief Operating Officer of DWSC,
President and Chief           Executive Vice President of Distributors;
Operating Officer             Executive Vice President and Director of DWTC;
                              Vice President of the Dean Witter Funds and the
                              TCW/DW Funds.

David A. Hughey               Executive Vice President and Chief Administrative
Executive Vice                Officer of DWSC, Distributors and DWTC; Director
President and Chief           of DWTC; Vice President of the Dean Witter Funds
Administrative Officer        and the TCW/DW Funds.

Edmund C. Puckhaber           Director of DWTC; Vice President of the Dean
Executive Vice                Witter Funds.
President

John Van Heuvelen             President, Chief Operating Officer and Director
Executive Vice                of DWTC.
President

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Sheldon Curtis                Assistant Secretary of DWR; Senior Vice President,
Senior Vice President,        Secretary and General Counsel of DWSC; Senior Vice
General Counsel and           President, Assistant General Counsel and Assistant
Secretary                     Secretary of Distributors; Senior Vice President
                              and Secretary of DWTC; Vice President, Secretary and General Counsel of the Dean Witter Funds and the TCW/DW Funds.

Peter M. Avelar
Senior Vice President         Vice President of various Dean Witter Funds.

Mark Bavoso
Senior Vice President         Vice President of various Dean Witter Funds.

Richard Felegy
Senior Vice President

Edward Gaylor
Senior Vice President         Vice President of various Dean Witter Funds.

Robert S. Giambrone
Senior Vice President         Senior Vice President of DWSC, Distributors
                              and DWTC; Vice President of the Dean Witter Funds and the TCW/DW Funds.

Rajesh K. Gupta
Senior Vice President         Vice President of various Dean Witter Funds.

Kenton J. Hinchcliffe
Senior Vice President         Vice President of various Dean Witter Funds.

Kevin Hurley
Senior Vice President         Vice President of various Dean Witter Funds.

John B. Kemp, III             Director of the Provident Savings Bank, Jersey
Senior Vice President         City, New Jersey.

Anita Kolleeny
Senior Vice President         Vice President of various Dean Witter Funds.

Joseph McAlinden
Senior Vice President         Vice President of the Dean Witter Funds.

Jonathan R. Page
Senior Vice President         Vice President of various Dean Witter Funds.

Ira Ross
Senior Vice President         Vice President of various Dean Witter Funds.

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Rochelle G. Siegel
Senior Vice President         Vice President of various Dean Witter Funds.

Paul D. Vance
Senior Vice President         Vice President of various Dean Witter Funds.

Elizabeth A. Vetell
Senior Vice President

James F. Willison
Senior Vice President         Vice President of various Dean Witter Funds.

Ronald J. Worobel
Senior Vice President         Vice President of various Dean Witter Funds.

Thomas F. Caloia              First Vice President and Assistant Treasurer of
First Vice President          DWSC, Assistant Treasurer of Distributors;
and Assistant                 Treasurer and Chief Financial Officer of the
Treasurer                     Dean Witter Funds and the TCW/DW Funds.

Marilyn K. Cranney            Assistant Secretary of DWR; First Vice President
First Vice President          and Assistant Secretary of DWSC; Assistant
and Assistant Secretary       Secretary of the Dean Witter Funds and the TCW/DW
                              Funds.

Barry Fink                    First Vice President and Assistant Secretary of
First Vice President          DWSC; Assistant Secretary of the Dean Witter
and Assistant Secretary       Funds and the TCW/DW Funds.

Michael Interrante            First Vice President and Controller of DWSC;
First Vice President          Assistant Treasurer of Distributors;First Vice
and Controller                President and Treasurer of DWTC.

Robert Zimmerman
First Vice President

Joan Allman
Vice President

Joseph Arcieri
Vice President                Vice President of various Dean Witter Funds.

Douglas Brown
Vice President

Thomas Chronert
Vice President

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Rosalie Clough
Vice President

Patricia A. Cuddy
Vice President                Vice President of various Dean Witter Funds.

B. Catherine Connelly
Vice President

Salvatore DeSteno
Vice President                Vice President of DWSC.

Frank J. DeVito
Vice President                Vice President of DWSC.

Dwight Doolan
Vice President

Bruce Dunn
Vice President

Jeffrey D. Geffen
Vice President

Deborah Genovese
Vice President

Peter W. Gurman
Vice President

Russell Harper
Vice President

John Hechtlinger
Vice President

Peter Hermann
Vice President                Vice President of Dean Witter Mid-Cap Growth Fund.

David Hoffman
Vice President

David Johnson
Vice President

Christopher Jones
Vice President

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Stanley Kapica
Vice President

Michael Knox                  Vice President of Dean Witter Convertible
Vice President                Securities Trust.

Konrad J. Krill
Vice President                Vice President of various Dean Witter Funds.

Paula LaCosta
Vice President                Vice President of various Dean Witter Funds.

Thomas Lawlor
Vice President

Gerard Lian
Vice President                Vice President of various Dean Witter Funds.

Lou Anne D. McInnis           Vice President and Assistant Secretary of DWSC;
Vice President and            Assistant Secretary of the Dean Witter Funds and
Assistant Secretary           the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

David Myers
Vice President

James Nash
Vice President

Richard Norris
Vice President

Hugh Rose
Vice President

Ruth Rossi                    Vice President and Assistant Secretary of DWSC;
Vice President and            Assistant Secretary of the Dean Witter Funds and
Assistant Secretary           the TCW/DW Funds.

Carl F. Sadler
Vice President

Rafael Scolari
Vice President                Vice President of Prime Income Trust

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Jayne M. Stevlingson
Vice President                Vice President of various Dean Witter Funds.

Kathleen Stromberg
Vice President                Vice President of various Dean Witter Funds.

Vinh Q. Tran
Vice President                Vice President of various Dean Witter Funds.

Alice Weiss
Vice President                Vice President of various Dean Witter Funds.

Marianne Zalys
Vice President

Item 29.    PRINCIPAL UNDERWRITERS

     (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:

 (1)         Dean Witter Liquid Asset Fund Inc.
 (2)         Dean Witter Tax-Free Daily Income Trust
 (3)         Dean Witter California Tax-Free Daily Income Trust
 (4)         Dean Witter Retirement Series
 (5)         Dean Witter Dividend Growth Securities Inc.
 (6)         Dean Witter Global Asset Allocation
 (7)         Dean Witter World Wide Investment Trust
 (8)         Dean Witter Capital Growth Securities
 (9)         Dean Witter Convertible Securities Trust
(10)         Active Assets Tax-Free Trust
(11)         Active Assets Money Trust
(12)         Active Assets California Tax-Free Trust
(13)         Active Assets Government Securities Trust
(14)         Dean Witter Short-Term Bond Fund
(15)         Dean Witter Mid-Cap Growth Fund
(16)         Dean Witter U.S. Government Securities Trust
(17)         Dean Witter High Yield Securities Inc.
(18)         Dean Witter New York Tax-Free Income Fund
(19)         Dean Witter Tax-Exempt Securities Trust
(20)         Dean Witter California Tax-Free Income Fund
(21)         Dean Witter Strategist Fund
(22)         Dean Witter Natural Resource Development Securities Inc.
(23)         Dean Witter World Wide Income Trust
(24)         Dean Witter Utilities Fund
(25)         Dean Witter Information Fund
(26)         Dean Witter New York Municipal Money Market Trust
(27)         Dean Witter Intermediate Income Securities

(28)         Prime Income Trust
(29)         Dean Witter European Growth Fund Inc.
(30)         Dean Witter Developing Growth Securities Trust
(31)         Dean Witter Precious Metals and Minerals Trust
(32)         Dean Witter Pacific Growth Fund Inc.
(33)         Dean Witter Multi-State Municipal Series Trust
(34)         Dean Witter Federal Securities Trust
(35)         Dean Witter Short-Term U.S. Treasury Trust
(36)         Dean Witter Diversified Income Trust
(37)         Dean Witter Health Sciences Trust
(38)         Dean Witter Global Dividend Growth Securities
(39)         Dean Witter American Value Fund
(40)         Dean Witter U.S. Government Money Market Trust
(41)         Dean Witter Global Short-Term Income Fund Inc.
(42)         Dean Witter Premier Income Trust
(43)         Dean Witter Value-Added Market Series
(44)         Dean Witter Global Utilities Fund
(45)         Dean Witter High Income Securities
(46)         Dean Witter National Municipal Trust
(47)         Dean Witter International SmallCap Fund
(48)         Dean Witter Balanced Growth Fund
(49)         Dean Witter Balanced Income Fund
(50)         Dean Witter Hawaii Municipal Trust
(51)         Dean Witter Limited Term Municipal Trust
(52)         Dean Witter Variable Investment Series
(53)         Dean Witter Capital Appreciation Fund
(54)         Dean Witter Intermediate Term U.S. Treasury Trust
 (1)         TCW/DW Core Equity Trust
 (2)         TCW/DW North American Government Income Trust
 (3)         TCW/DW Latin American Growth Fund
 (4)         TCW/DW Income and Growth Fund
 (5)         TCW/DW Small Cap Growth Fund
 (6)         TCW/DW Balanced Fund
 (7)         TCW/DW Total Return Trust
 (8)         TCW/DW Mid-Cap Equity Trust

     (b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.


                                     Positions and
                                     Office with
Name                                 Distributors
----                                 -------------

Fredrick K. Kubler                  Senior Vice President, Assistant
                                    Secretary and Chief Compliance
                                    Officer.


Michael T. Gregg                    Vice President and Assistant
                                    Secretary.

Item 30.    LOCATION OF ACCOUNTS AND RECORDS

       All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.


Item 31.    MANAGEMENT SERVICES

        Registrant is not a party to any such management-related service contract.



Item 32.    UNDERTAKINGS

        Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to stockholders, upon request and without charge.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of January, 1996.

                                    DEAN WITTER PACIFIC GROWTH FUND INC.

                                    By  /s/ Sheldon Curtis
                                        ----------------------------
                                            Sheldon  Curtis
                                        Vice President and Secretary

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 has been signed below by the following persons in the capacities and on the dates indicated.

     Signatures                      Title                        Date
     ----------                      -----                        ----

(1)  Principal  Executive  Officer   President, Chief
                                     Executive Officer,
                                     Director and Chairman
By  /s/ Charles A. Fiumefreddo                                   01/29/96
    ----------------------------
        Charles A. Fiumefreddo

(2)  Principal Financial Officer     Treasurer and Principal
                                     Accounting Officer

By  /s/ Thomas F.  Caloia                                        01/29/96
    -----------------------------
        Thomas  F.  Caloia

(3) Majority of the Directors

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell

By  /s/ Sheldon Curtis                                           01/29/96
    -----------------------------
        Sheldon Curtis
        Attorney-in-Fact

    Jack F. Bennett              Manuel H. Johnson
    Michael Bozic                Paul Kolton
    Edwin J.Garn                 Michael E. Nugent
    John R. Haire                John L. Schroeder

By  /s/ David M. Butowsky                                        01/29/96
    -----------------------------
        David M. Butowsky
        Attorney-in-Fact

                              EXHIBIT INDEX


1.(a)  --            Articles of Incorporation*
  (b)  --            Amendment to the Articles of Incorporation,
                     dated November 29, 1990*.

2.     --            Amended and Restated By-Laws

6.     --            Form of Selected Dealers Agreement

8.     --            Form of Custody Agreement*

9.     --            Form of Services Agreement between Dean Witter
                     InterCapital Inc. and Dean Witter Services
                     Company Inc.

11.    --            Consent of Independent Accountants

15.    --            Amended and Restated Plan of Distribution
                     Pursuant to Rule 12b-1

16.    --            Schedules for Computation of Performance Quotations

27.    --            Financial Data Schedule

* Previously filed; re-filed via EDGAR with this Amendment to the Registration Statement. All other exhibits were previously filed and are hereby incorporated by reference.